UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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EMCORE CORPORATION
(Name of Registrant as Specified in its Charter)

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EMCORE CORPORATION
10420 Research Road, SE
Albuquerque, New Mexico 87123

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, JUNE 14, 2011

Important Notice Regarding the Availability of Proxy Materials
For the Shareholder Meeting to Be Held on June 14, 2011

The Proxy Statement and 2010 Annual Report are available at http://materials.proxyvote.com/290846.

To our Shareholders:

The 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”) will be held at 10:00 A.M. local time on Tuesday, June 14, 2011, at the Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106, for the following purposes:

(1)	To elect three (3) members to the Company’s Board of Directors;

(2)	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;

(3)	To authorize a possible reverse split of our common stock in the range from 2:1 to 10:1, in the discretion of our Board of Directors;

(4)	To approve certain amendments to the EMCORE Corporation 2010 Equity Incentive Plan, including increasing the number of shares of common stock reserved for issuance by 3,000,000 shares;

(5)	To approve increasing the number of shares of common stock reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan by 2,500,000 shares;

(6)	To provide an advisory vote on executive compensation of the Company’s Named Executive Officers;

(7)	To provide an advisory vote on the frequency (whether every one, two or three years) of advisory executive compensation votes; and

(8)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 20, 2011 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present, please vote and submit your proxy as promptly as possible in order to assure the presence of a quorum. You may vote by telephone, Internet or mail. If you vote by telephone or Internet, you do not have to send a proxy card via the mail.

By	Order of the Board of Directors,
/s/ Alfredo Gomez
Alfredo Gomez
Secretary

May [__], 2011
Albuquerque, New Mexico

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON APRIL 20, 2011 ARE RESPECTFULLY URGED TO VOTE AND SUBMIT A PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS OF RECORD WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON.

EMCORE CORPORATION
PROXY STATEMENT

EMCORE CORPORATION
10420 Research Road, SE
Albuquerque, New Mexico 87123

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 14, 2011

This Proxy Statement is being furnished to shareholders of record of EMCORE Corporation (“EMCORE”, “Company”, “we”, or “us”) as of the close of business on April 20, 2011, in connection with the solicitation on behalf of the Board of Directors of EMCORE of proxies for use at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 10:00 A.M. local time, on June 14, 2011, at the Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being made available to shareholders beginning on or about May [__], 2011. Shareholders should review the information provided herein in conjunction with the Company’s 2010 Annual Report to Shareholders. The Company’s principal executive office is located at 10420 Research Road, SE, Albuquerque, New Mexico 87123. The Company’s main telephone number is (505) 332-5000. The Company’s principal executive officers may be reached at the foregoing business address and telephone number.

INTERNET AVAILABILITY OF PROXY MATERIALS

This year, the Company has elected to furnish its proxy materials over the Internet rather than mailing paper copies of those materials. On or about May [__], 2011, the Company mailed to shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) directing shareholders to a website where they can access this Proxy Statement and the Company’s 2010 Annual Report and view instructions on how to submit a proxy via the Internet or by touch-tone telephone. If shareholders wish to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice of Internet Availability.

INFORMATION CONCERNING THE PROXY

The accompanying proxy is solicited on behalf of the Company’s Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder of record giving the proxy so desire. Shareholders of record have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company’s Secretary at the Company’s headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting. Beneficial shareholders, those whose shares are held by a bank, broker or other holder of record, must refer to the proxy materials forwarded by their bank, broker or other holder of record to see if and how to revoke their proxy.

The cost of preparing and making available this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)	To elect three (3) members to the Company’s Board of Directors;
(2)	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;
(3)	To authorize a possible reverse split of our common stock in the range from 2:1 to 10:1, in the discretion of our Board of Directors;
(4)	To approve certain amendments to the EMCORE Corporation 2010 Equity Incentive Plan, including increasing the number of shares of common stock reserved for issuance by 3,000,000 shares;
(5)	To approve increasing the number of shares of common stock reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan by 2,500,000 shares;
(6)	To provide an advisory vote on executive compensation of the Company’s Named Executive Officers;
(7)	To provide an advisory vote on the frequency (whether every one, two or three years) of advisory executive compensation votes; and
(8)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the accompanying proxy, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth above) will be voted: (1) FOR the election of the nominees for director named below; (2) FOR ratification of the Company’s independent registered public accounting firm named above; (3) FOR the authorization of a possible reverse split of our issued and outstanding shares of common stock, together with a corresponding reduction in the total number of shares of our authorized stock; (4) FOR the amendments to the Company’s 2010 Equity Incentive Plan; (5) FOR the increase in the number of shares of common stock reserved for issuance under the Company’s 2000 Employee Stock Purchase Plan; (6) FOR the approval of the Company’s executive compensation; (7) for the frequency of executive compensation votes to be every 1 YEAR; and (8) by the proxies in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of the accompanying proxy, such shareholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on April 20, 2011 (the “Record Date”), the Company had [_________] shares of no par value common stock (“Common Stock”) issued and outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of the Record Date, you may vote:

(1)	By Internet: Go to www.proxyvote.com and follow the instructions;
(2)	By Telephone: Call toll-free to 1-800-690-6903 and follow the instructions;
(3)	By Mail: If you request a copy of the proxy materials by mail, complete, sign, date and return your proxy card in the envelope supplied to you with written proxy materials; or
(4)	In Person: Attend the Annual Meeting and vote by ballot.

If your shares are held by a bank, broker or other holder of record, you are a beneficial owner of those shares rather than a shareholder of record. If you are a beneficial owner, your bank, broker or other holder of record will forward the proxy materials to you. As a beneficial owner, you have the right to direct your bank, broker or other holder of record how to vote your shares by following the voting instructions provided by your bank, broker or other holder of record. Please refer to the proxy materials forwarded by your bank, broker or other holder of record to see if the voting options described above are available to you. Please note that if your shares of Common Stock are held by a bank, broker or other holder of record and you wish to vote at the Annual Meeting, you must present proof of ownership of the Company’s Common Stock as of the Record Date before you will be permitted to vote in person.

Except as noted below, you may use the Internet or any touch-tone telephone to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on Monday, June 13, 2011. Your proxy, whether submitted by telephone, via the Internet or by mail, may nevertheless be revoked at any time prior to the voting thereof at your discretion either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by another proxy dated subsequent to the date thereof.

Prudential Financial (“Prudential”) is the holder of record of the shares of Common Stock held in the Company’s 401(k) plan. If you are a participant in this plan, you are the beneficial owner of the shares of Common Stock credited to your plan account. As beneficial owner, you have the right to instruct Prudential, as plan administrator, how to vote your shares. In the absence of voting instructions, Prudential has the right to vote shares at its discretion. The vote you submit via proxy card, the telephone or Internet voting systems will serve as your voting instructions to Prudential. To allow sufficient time for Prudential to vote your 401(k) plan shares, your vote, or any re-vote as described above, must be received by 11:59 p.m., Eastern Time, on Thursday, June 9, 2011.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows:

For Proposal I – Election of Directors, each nominee for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. Each shareholder may vote for or withhold such vote from any or all nominees. The three nominees who receive the most votes that are properly cast at the Annual Meeting will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the vote for Proposal I. For Proposal II – Ratification of the Appointment of Independent Registered Public Accounting Firm, Proposal III – Approval of a Possible Reverse Split, Proposal IV – Approval of Certain Amendments to the Company’s 2010 Equity Incentive Plan, Proposal V – Increase in the Number of Shares Reserved for Issuance Under the Company’s 2000 Employee Stock Purchase Plan, and Proposal VI – Advisory Vote on Executive Compensation, an affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on such proposal at the Annual Meeting is required to approve each such proposal. Each shareholder may vote for, vote against or abstain from voting on each of these proposals. Abstentions and broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of the vote for each proposal.

For Proposal VII – Advisory Vote on Frequency of Executive Compensation Votes, the number of years receiving a vote of a majority of the shares that are present in person or by proxy and that are entitled to vote on this proposal at the Annual Meeting will be considered our shareholders' recommendation for how often we should hold a shareholder advisory vote on executive compensation. In the event none of the three frequency choices receives a majority of the votes properly cast at the Annual Meeting, the Board of Directors will take into account the results of the vote on this proposal when determining how frequently to hold a shareholder advisory vote on executive compensation. Abstentions and broker non-votes are not counted as votes cast and will have no effect on the outcome of the vote for Proposal VII.

A broker-non vote occurs when a bank or broker does not vote on a particular proposal because such bank or broker does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner of the shares. If you hold your shares through a bank or broker and do not provide voting instructions to the bank or broker, then under the applicable New York Stock Exchange rules, the bank or broker may vote your shares in its discretion with respect to Proposal II and Proposal III above, but may not vote your shares with respect to any of the other proposals. If no such instructions are received by the bank or broker in respect of Proposal I or Proposals IV through VII, the result will be a broker non-vote in respect of those proposals.

PROPOSAL I:
ELECTION OF DIRECTORS

Pursuant to EMCORE’s Restated Certificate of Incorporation, the Board of Directors of EMCORE is divided into three classes as set forth in the following table. The directors in each class hold office for staggered terms of three years. The Class A directors, Messrs. Russell, Richards and Bogomolny, are each being proposed for a three-year term (expiring in 2014) at this Annual Meeting. Each of the director nominees is a current director and is being nominated for re-election.

On March 2, 2011, EMCORE’s Board of Directors elected Dr. James A. Tegnelia to join the Board as a Class C director. Dr. Tegnelia was elected to fill a Board vacancy, and will stand for re-election at the Company's 2012 annual meeting of shareholders. Dr. Tegnelia was initially identified to the Nominating Committee of the Company’s Board of Directors as a director candidate by Mr. McCorkle and nominated for election by Dr. Hou.

The shares represented by proxies will be voted, unless otherwise specified, in favor of the nominees for the Board of Directors named below. If, as a result of circumstances not known or unforeseen, any such nominee shall be unavailable to serve as director, proxies will be voted for the election of such other person as the Board of Directors may select.

The following table sets forth certain information regarding the members of and nominees for the Board of Directors:

Name and Other Information	Age	Class and Year in Which Term Will Expire	Principal Occupation	Served as Director Since

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Thomas J. Russell, Ph.D. (2) (4)	79	Class A 2011	Chairman Emeritus of the Board, EMCORE Corporation	1995
Reuben F. Richards, Jr.	55	Class A 2011	Executive Chairman, Chairman of the Board, EMCORE Corporation	1995
Robert L. Bogomolny (1) (2) (3) (4)	72	Class A 2011	President, University of Baltimore	2002

DIRECTORS WHOSE TERMS CONTINUE

Hong Q. Hou, Ph.D.	47	Class B 2013	Chief Executive Officer, EMCORE Corporation	2006
Charles T. Scott (1) (2) (3) (4)	62	Class B 2013	Director	1998
Sherman McCorkle (1) (3) (4)	67	Class B 2013	Chairman and Chief Executive Officer, Sandia Science and Technology Park Development Corporation	2009
John Gillen (1) (2) (3)(4)	69	Class C 2012	Partner, Gillen and Johnson, P.A., Certified Public Accountants	2003
James A. Tegnelia	68	Class C 2012	Lecturer, University of New Mexico and Georgetown University	2011
_____________

(1)	Member of Audit Committee.
(2)	Member of Nominating Committee.
(3)	Member of Compensation Committee.
(4)	Determined by the Board of Directors to be an independent director according to the rules of The Nasdaq Stock Market (“Nasdaq”).

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to the nominees for the office of director and other directors and executive officers of EMCORE. Ages are listed as of the record date.

THOMAS J. RUSSELL, Ph.D., 79, has been a director of the Company since May 1995 and was elected Chairman of the Board on December 6, 1996. In March 2008, Dr. Russell was named Chairman Emeritus. Dr. Russell founded Bio/Dynamics, Inc. in 1961 and managed the company until its acquisition by IMS International in 1973, following which he served as President of that company’s Life Sciences Division. From 1984 until 1988, he served as director, then as Chairman of IMS International until its acquisition by Dun & Bradstreet in 1988. From 1988 to 1992, Dr. Russell served as Chairman of Applied Biosciences, Inc., and was a director until 1996. In 1990, Dr. Russell was appointed as a director of Saatchi & Saatchi plc (now Cordiant plc), and served on that board until 1997. He served as a director of Adidas-Salomon AG from 1994 to 2001. He also served on the board of LD COM Networks until 2004. He holds a Ph.D. in physiology and biochemistry from Rutgers University. Dr. Russell’s business and leadership expertise, experiences as a director at other public companies and familiarity with the Company’s business garnered through his tenure as a director, Chairman Emeritus and former Chairman of the Board of the Company were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

REUBEN F. RICHARDS, JR., 55, has been a director since May 1995 and Chairman of the Board of Directors and the Company’s Executive Chairman since March 2008. Mr. Richards joined the Company in October 1995 and served in various executive capacities. Mr. Richards previously served as the Company’s Chief Executive Officer from December 1996 until March 2008. From October 1995 to December 2006, Mr. Richards served as the Company’s President. Mr. Richards also served as the Company’s interim Chief Financial Officer from August to October 2010. From September 1994 to December 1996, Mr. Richards was a Senior Managing Director of Jesup & Lamont Capital Markets, Inc. (an affiliate of a registered broker-dealer). From December 1994 to December 1996, he was a member and President of Jesup & Lamont Merchant Partners, L.L.C. From 1992 through 1994, Mr. Richards was a principal with Hauser, Richards & Co., a firm engaged in corporate restructuring and management turnarounds. From 1986 until 1992, Mr. Richards was a director at Prudential-Bache Capital Funding in its Investment Banking Division. Mr. Richards also served on the Board of Directors of the Company’s former joint venture, GELcore LLC, from 1998 to 2006. Mr. Richards served as a director of WorldWater & Solar Technologies Corporation from November 2006 to January 2009. Mr. Richards’ broad-based business skills and experience, leadership expertise, and knowledge of complex business and financial matters, in-depth understanding of the Company’s business and industry garnered through his tenure as a Director and Chairman of the Board of the Company, as well as his experience as director at other public companies in the industry, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

ROBERT L. BOGOMOLNY, 72, has served as a director of the Company since April 2002. Since August 2002, Mr. Bogomolny has served as President of the University of Baltimore. Prior to that, he served as Corporate Senior Vice President and General Counsel of G.D. Searle & Company, a pharmaceuticals manufacturer, from 1987 to 2001. At G.D. Searle, Mr. Bogomolny was responsible at various times for its legal, regulatory, quality control, and public affairs activities. He also led its government affairs department in Washington, D.C., and served on the Searle Executive Management Committee. Mr. Bogomolny’s business, management, legal, regulatory, public policy and government affairs experience, as well as his familiarity with the Company’s business garnered through his tenure as a director, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

JOHN GILLEN, 69, has served as a director of the Company since March 2003. Mr. Gillen has been a partner in the firm of Gillen and Johnson, P.A., Certified Public Accountants since 1974. Prior to that time, Mr. Gillen was employed by the Internal Revenue Service and Peat Marwick Mitchell & Company, Certified Public Accountants (now KPMG LLP). Mr. Gillen’s extensive finance, accounting and financial reporting experience, as well as his familiarity with the Company’s business garnered through his tenure as a director of the Company, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

CHARLES T. SCOTT, 62, has served as a director of the Company since February 1998. He is currently a non-executive director of several other companies, including Flybe Group plc and In Technology plc. From January 1, 2004, until August 31, 2010, he was the Chairman of the Board of Directors of William Hill plc, a leading provider of bookmaking services in the United Kingdom. Prior to that, Mr. Scott served as Chairman of a number of companies, including Cordiant Communications Group plc, (formerly Saatchi & Saatchi Company plc), and Robert Walters plc. Mr. Scott is a chartered accountant. Mr. Scott’s extensive accounting, finance and business experience, experiences as a Chairman and director at other international companies and familiarity with the Company’s business garnered through his tenure as a director of the Company were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

HONG Q. HOU, Ph.D., 47, has served as a director of the Company since December 2006. Dr. Hou joined the Company in 1998 and co-founded its Photovoltaics division. From 2000 to 2004, Dr. Hou managed the Company’s Digital Fiber Optic Products division. From December 2006 until March 2008, Dr. Hou served as President and Chief Operating Officer of the Company, and on March 31, 2008, he was named as the Chief Executive Officer. From 1995 to 1998, Dr. Hou was a Principal Member of Technical Staff at Sandia National Laboratories. He was a Member of Technical Staff at AT&T Bell Laboratories from 1993 to 1995. He holds a Ph.D. in Electrical Engineering from the University of California at San Diego, and a Bachelor of Science degree from Jilin University in China. He has published over 150 journal articles and holds seven U.S. patents. Dr. Hou currently serves on the Board of Directors of the Greater Albuquerque Chamber of Commerce and the Kirtland Partnership Committee. Until January 2009, Dr. Hou also served as a director of Crystal IS, Inc., and WorldWater & Solar Technologies Corporation. Dr. Hou’s extensive technical expertise and in-depth knowledge of the Company’s business and industry garnered through his tenure at the Company, including as a director and chief executive officer, as well as his experience as director of other public companies in the industry, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

SHERMAN MCCORKLE, 67, has served as a director of the Company since December 2009. In 1998 he founded, incorporated and launched Sandia Science and Technology Park Development Corporation to manage the Sandia Science and Technology Park where he remains Chairman and CEO. He also served as CEO and President of Technology Ventures Corporation (TVC) from 1993 to January 31, 2011. Mr. McCorkle also has a distinguished career in the banking sector as CEO and President at Sunwest Credit Services Corporation from 1988 to 1993. He was the senior executive at Mesa Grande Bank Cards and Senior Vice President at Albuquerque National Bank from 1976 to 1988. In 1998, Mr. McCorkle co-founded New Mexico Bank and Trust where he currently serves as a Charter Director. In 1992, he co-founded First State Bank Corporation and served as a Charter Director from 1992 to1998. He also served as vice-chairman of Sandia Corporation’s Investment Committee from 1994 to 2011. Mr. McCorkle’s extensive business, finance, investment, and banking experience, his more than 40 years of senior and executive management experience, as well as his experiences as a founder and director at both commercial and non-profit entities, were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

JAMES A. TEGNELIA, 68, was elected as a director on March 2, 2011. He currently lectures at the University of New Mexico and Georgetown University and is a member of the Defense Science Board. From 2005 to 2009, Dr. Tegnelia was the Director of the Defense Threat Reduction Agency (DTRA), Fort Belvoir, VA. Prior to his selection to lead DTRA, Dr. Tegnelia was the vice president, Department of Defense Programs, Sandia National Laboratories from 2001 to 2005. Prior to February 2001, Dr. Tegnelia also held various executive leadership positions in both the public and private sectors of the defense industry, including assistant undersecretary of defense and acting deputy undersecretary of defense in the Office of the Undersecretary of Defense for Research and Engineering, deputy director and acting director of the Defense Advanced Research Projects Agency (DARPA), vice president of business development of the Electronics Group at the Martin Marietta Corporation, executive vice president and deputy director of Sandia National Laboratories, vice president of business development for the Energy and Environment Sector of Lockheed Martin Corporation, and president of Lockheed Martin Advanced Environmental Systems, Inc. Dr. Tegnelia earned a bachelor's degree in physics from Georgetown University, a master's degree in engineering from George Washington University, and a Ph.D. in physics from The Catholic University of America. Mr. Tegnelia’s extensive experience in business and management, especially in the government sector and defense industry were the primary qualifications that have led the Board to conclude that he should serve as a director of our Company.

Non-Director Executive Officers

MARK WEINSWIG, 38, joined the Company in October 2010 as its Chief Financial Officer. Mr. Weinswig previously served as International Finance Director at Coherent, Inc. from September 2009 until October 2010. Prior to that, he served as Interim Chief Financial Officer and Vice President of Finance at Avanex Corporation (now Oclaro) from July 2008 through August 2009. During the period from January 2006 through July 2008, Mr. Weinswig was Director of Finance and Business Unit Controller at Coherent, Inc. From April 2000 through January 2006, Mr. Weinswig served as Vice President, Financial Planning and Business Development at Avanex. Mr. Weinswig’s responsibilities in his prior positions included oversight of the financial and accounting functions at his previous companies. Mr. Weinswig began his career working at Morgan Stanley and PricewaterhouseCoopers. He received an M.B.A. from the University of Santa Clara and a B.S. in business administration from Indiana University. He has earned the CFA and CPA designations.

CHRISTOPHER LAROCCA, 38, joined the Company in May 2004 as Senior Director of Business Development and Product Strategy and served in that capacity until January 2005. Between January 2005 and March 2007, Mr. Larocca served as Senior Director of Marketing and Sales for EMCORE’s Broadband division. From March 2007 to February 2009, he served as Vice President and General Manager of EMCORE’s Broadband Division. From February 2009 to May 2009, Mr. Larocca served as Executive Vice President and General Manager of EMCORE's Solar Photovoltaics division. In May 2009, he was promoted to Chief Operating Officer. Between April 2001 and May 2004, Mr. Larocca served as Vice President of GELcore, a solid-state lighting joint venture between EMCORE and General Electric. Prior to joining GELcore in 2001, he held a variety of commercial and Six Sigma roles within General Electric’s Lighting division. Mr. Larocca holds a Master Degree in Business Administration from the University of Southern California and a Bachelor of Science degree in Civil Engineering from Clemson University.

CHARLIE WANG, Ph.D., 53, joined the Company in May 1998 as a Senior Development Engineer. From 2000 to 2003, Dr. Wang served as R&D Manager, and from 2003 to 2007, he served as Engineering Director, and later Development Director for EMCORE’s Digital Products division. From January 2007 to January 2011, Dr. Wang served as Vice President and General Manager, EMCORE China, one of the Company’s subsidiaries, and in January 2011 he was promoted to Executive Vice President, China Operations. Prior to joining EMCORE, Dr. Wang served as R&D Manager at Semiconductor Laser International Corporation (SLIC) from August 1996 to April 1998. Dr. Wang holds a Ph.D degree in Electrical Engineering from the University of New Mexico and a Master of Science degree in Optics from the Changchun Institute of Optics and Fine Mechanics in China. He is the Chairman of the Board for EMCORE’s subsidiary, Langfang EMCORE Optoelectronics Co. Ltd (EMCORE China), and also an adjunct professor for the Department of Electrical Engineering and Computer Engineering at the University of New Mexico.

MONICA VAN BERKEL, 42, joined the Company in May 2004 as Vice President, Human Resources. From August 2007 to May 2009, she served as the Vice President, Business Management. In May 2009, Mrs. Van Berkel was promoted to Chief Administration Officer and is responsible for driving the strategic direction of the human resources and information technology functions and ensuring their alignment to the Company’s business. In addition, Mrs. Van Berkel serves as Chairman of the 401(k) Committee. Prior to joining EMCORE, Mrs. Van Berkel held various senior human resources positions with companies ranging from start-ups to Fortune 500 companies, including First Data, Gateway and Western Digital. Mrs. Van Berkel holds a Master of Science degree and Bachelor of Science degree in Administration of Justice from San Jose State University.

ALFREDO GOMEZ, 38, joined the Company in September 2007 as Corporate Counsel. From July 2009 to June 2010, Mr. Gomez served as Vice President and Deputy General Counsel. In June 2010, Mr. Gomez was promoted to General Counsel and Corporate Secretary. Mr. Gomez started his legal career as a corporate associate with the Newport Beach, California law firm of Stradling Yocca Carlson & Rauth. Prior to joining EMCORE, Mr. Gomez served as in-house corporate counsel for Western Digital Corporation, from October 2003 to April 2005, and as Director of Legal Affairs for j2 Global Communications, Inc. from April 2005 to September 2007, where he was responsible for handling a wide variety of legal matters affecting the company. Mr. Gomez holds a J.D. from the Georgetown University Law Center, and a Bachelor degree in Economics from Stanford University.

JOHN M. MARKOVICH, 54, joined the Company in August 2008 as Chief Financial Officer and served in that capacity until his departure on August 14, 2010.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE UNDER PROPOSAL I.

GOVERNANCE OF THE COMPANY

Board of Directors

The Board of Directors oversees EMCORE’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Restated Certificate of Incorporation and By-Laws. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Board Leadership Structure

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board, Executive Chairman of the Company, and Chief Executive Officer (“CEO”) of the Company in any way that is in the best interests of our Company and the shareholders at a given point in time. The Board believes that the decision as to who should serve as Chairman, Executive Chairman, and CEO, and whether any of these offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandating that such positions be separate.

Mr. Richards has been a director since 1995 and since March 2008, has served as both Chairman of the Board and Executive Chairman of the Company. In addition, Dr. Hou, the Company’s CEO, has served as a director since December 2006. The Board continues to believe that there are important advantages to Mr. Richards and Dr. Hou serving both on the Board and as the senior management of the Company at this time. Mr. Richards and Dr. Hou are the directors most familiar with our Company’s business and industry. They are best situated to propose agendas for Board meetings, lead Board discussions on important matters, and guide the vision of the Company. In addition, by having both Mr. Richards and Dr. Hou serve on the Board, the Board has the benefit of two perspectives from the Company’s executive leadership team. They also provide a strong link between management and the Board, which promotes clear communication, enhances strategic planning, and improves implementation of corporate strategies.

In light of the advantages that have resulted from the current leadership structure, the Board believes that the most effective and efficient leadership structure for our Company at the present time continues to be for Mr. Richards to serve as both Chairman of the Board and Executive Chairman of the Company and for Dr. Hou to serve as both CEO and as a director. The Board may reconsider this determination regarding the Board leadership structure from time to time based on changes in the Company’s circumstances.

When the Chairman is not an independent director, the Board is required to designate a “Lead Independent Director.” The Board believes that a Lead Independent Director will provide guidance to the non-management directors in their active oversight of management. The Lead Independent Director is elected annually by the independent directors of the Board of Directors. The holder of the Lead Independent Director position must rotate at least once every two years. Mr. Bogomolny is currently serving as Lead Independent Director. The duties of the Lead Independent Director include the following:

•	advise the Chairman of the Board as to an appropriate schedule of Board meetings;
•	provide the Chairman of the Board with input as to the preparation of agendas for Board and Committee meetings;
•
advise the Chairman of the Board as to the quality, quantity, and timeliness of the flow of information from the Company's management that is necessary for the independent directors to effectively and responsibly perform their duties;

•	recommend to the Chairman of the Board the retention of consultants who report directly to the Board;
•	coordinate the scheduling of, develop the agenda for, and preside over executive sessions of the independent directors;
•	act as principal liaison between the independent directors and the Chairman of the Board on sensitive issues; and
•
evaluate, along with the members of the Compensation Committee (consistent with the Compensation Committee Charter) and the full Board, the performance of the CEO and meet with the CEO to discuss the Board's evaluation.”

The independent directors who chair the Company’s Audit, Compensation, and Nominating Committees also provide leadership to the Board in their assigned areas of responsibility. The Board believes that the independent governance of the Board is safeguarded through: the independence of directors constituting a majority of the members of the Board, the use of a Lead Independent Director, the independence of the chairs and other members of committees of the Board, and executive sessions of the non-management directors.

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics”, which is applicable to all employees, officers, and directors of EMCORE. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the Chief Executive Officer, Chief Financial Officer, Vice Presidents of Finance, Controllers and Assistant Controllers of the Company. The full text of both the Code of Business Conduct and Ethics and the Code of Ethics for Financial Professionals is included in the Corporate Governance section of the Company’s website (www.emcore.com). The Company intends to disclose any changes in or waivers from either of its codes of ethics by posting such information on its website or by filing a Current Report on Form 8-K.

Related Person Transaction Approval Policy

The Board of Directors has adopted a written policy on the review and approval of related person transactions as defined under applicable Securities and Exchange Commission regulations. Related persons covered by the policy are executive officers, directors and director nominees, any person who is known to be a beneficial owner of more than five percent of the voting securities of the Company, any immediate family member of any of the foregoing persons or any entity in which any of the foregoing persons has or will have a direct or indirect material interest.

A related person transaction is defined by the policy as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed $120,000, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than a 10 percent equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Compensation Committee the responsibility for reviewing, approving and, where applicable, ratifying related person transactions. If a member of the Committee has an interest in a related person transaction, then he or she will not be part of the review process.

In considering the appropriate action to be taken regarding a related person transaction, the Committee or the Board (as the case may be) will consider the best interests of the Company, whether the transaction is comparable to what would be obtainable in an arms-length transaction, is fair to the Company and serves a compelling business reason, and any other factors as it deems relevant. As a condition to approving or ratifying any related person transaction, the Committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics includes the Company’s Conflicts of Interest Policy, among other policies. Directors are expected to read the Code of Business Conduct and Ethics and adhere to its provisions to the extent applicable in carrying out their duties and responsibilities as directors. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exist where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code also provides restrictions on outside directorships, business interests and employment, receipt of gifts and entertainment and it also provides that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct will be reported to the Company’s Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

The Board of Directors reviews the independence of and any possible conflicts of interest of directors and director nominees at least annually. Directors are also required to disclose potential and existing related person transactions in Directors and Officers Questionnaires completed annually.

There were no related person transactions or conflicts of interest that occurred during fiscal year 2010.

Director Independence

The Board of Directors has determined that a majority of the Company’s directors are independent in compliance with the listing standards applicable to EMCORE pursuant to the rules of Nasdaq. The Board has affirmatively determined that Messrs. Russell, Bogomolny, Scott, Gillen and McCorkle are independent under the Nasdaq rules. In making its determination, the Board reviewed and discussed certain services provided by the accounting firm of Gillen and Johnson, P.A., in which Mr. John Gillen is a partner. Based on a determination that the services do not fall under any of the objective tests of the Nasdaq rules and that, in the opinion of the Board, they would not interfere with Mr. Gillen’s exercise of independent judgment in carrying out the responsibilities of a director, the Board affirmatively determined that Mr. Gillen is an independent director within the requirements of the Nasdaq rules.

The relationships considered by the Board in making its determination were:

•
For each of the last four years, the accounting firm of Gillen and Johnson, P.A. has prepared the individual U.S. tax returns for Dr. Russell for a fee of approximately $2,500 per year, which was paid directly by Dr. Russell to Gillen and Johnson, P.A.

•
Until December 31, 2007, Gillen and Johnson, P.A. prepared the tax returns for Rectrix Aviation and Aerodrome Centers (“Rectrix”), a company owned by Dr. Russell, for a fee of approximately $10,000 per year, which was paid directly by Rectrix to Gillen and Johnson, P.A.

•
Since January 1, 2009, Mr. Gillen has acted as trustee of the Morning Star Trust, which was established by Dr. Russell and owns approximately 2 million shares of the Company’s Common Stock for the benefit of Dr. Russell’s daughter. Mr. Gillen was not paid any fees in connection with his service as trustee of the Morning Star Trust.

The Board of Directors has determined that Messrs. Richards and Hou are not independent within the meaning of the Nasdaq rules because they are both employees of the Company.

In July 2010, Congress adopted the Dodd Frank Wall Street Reform and Consumer Protection Act. As part of this legislation, Congress has commissioned the SEC to issue rules requiring that members of the Compensation Committees of the Boards of Directors of publicly listed companies be independent. Upon adoption of the final rules, the Company will review the new independence criteria to ensure that the members of its Compensation Committee meet the new independence requirements.

In addition to the requirements of the Nasdaq rules, the Company’s By-laws require that a majority of the Board be independent within the requirements of certain tests that are not included within the requirements of the Nasdaq rules. The additional tests contained in the Company’s By-laws include a requirement that a director is not considered independent for purposes of the By-laws if he has received any remuneration as an advisor or consultant to any other director of the Company. The Board of Directors has determined that Messrs. Russell, Bogomolny, McCorkle and Scott are independent directors within the meaning of the Company’s By-laws.

Messrs. Russell (chairman), Bogomolny, Gillen and Scott serve as members of our Nominating Committee. The members of our Compensation Committee are Messrs. Gillen (chairman), Bogomolny, McCorkle and Scott. Messrs. Scott (chairman), Bogomolny, Gillen and McCorkle serve as members of our Audit Committee. All members of each of our Nominating, Compensation and Audit Committees are “independent” as currently defined by the Nasdaq rules.

The Board of Directors’ Role in Risk Oversight

Risk is inherent in business. The Board of Directors recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to EMCORE and its shareholders. While the Chairman of the Board and Executive Chairman (currently combined in one individual) together with the CEO and other members of our senior leadership team are responsible for the day-to-day management of risk, the Board of Directors takes an active role in risk management and is responsible for (i) overseeing the Company’s aggregate risk profile, and (ii) assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure best facilitates its oversight of risk by combining independent leadership, through the Lead Independent Director, independent Board committees, and majority independent Board composition, with an experienced senior management team lead by the Executive Chairman and Chairman of the Board and CEO who have intimate knowledge of our business, history, and the complex challenges we face. The Executive Chairman and Chairman of the Board’s and CEO’s in-depth understanding of these matters and involvement in the day-to-day management of the Company uniquely positions them to promptly identify and raise key business risks to the Board, call special meetings of the Board when necessary to address critical issues, and focus the Board’s attention on areas of concern. The Lead Independent Director, independent committee chairs and members, and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review and who are not hesitant to challenge management. The Board believes there is a well-functioning and effective balance between the Lead Independent Director, non-management Board members, and the Executive Chairman and Chairman of the Board and CEO, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its three standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities through regular oral reports from the committee chairs, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as necessary. On at least an annual basis, the Board conducts a review of our long-term strategic plans. In addition, at least quarterly, or more often as necessary, the General Counsel updates the Board on material legal and regulatory matters.

The Audit Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk and key operational risks. The Audit Committee meets regularly in separate executive session with the Chief Financial Officer and the independent auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee pension and benefit plans.

The Nominating Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, director independence, and potential conflicts of interest. The Committee is also responsible for overseeing risks associated with succession planning for the Board.

Board Meetings and Attendance

The Board of Directors held 15 regularly scheduled and special telephonic meetings during fiscal 2010, and took certain other actions by unanimous written consent. During fiscal 2010, all directors of the Company attended at least 75% of the aggregate meetings of the Board and committees on which they served, during their tenure on the Board.

Board Committees

Audit Committee

The Company has a separately-designated standing Audit Committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee consists of Messrs. Scott (chairman), Bogomolny, Gillen and McCorkle. Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2). The Board of Directors has determined that Messrs. Gillen and Scott are each Audit Committee financial experts. The Audit Committee is responsible for, among other things, reviewing the Company’s financial reports and systems of internal controls and overseeing and approving the services to be performed by EMCORE’s independent accountants. A copy of the Charter of the Audit Committee is posted in the Investor Relations portion of the Company’s website (www.emcore.com). The Audit Committee met 17 times in fiscal 2010.

Compensation Committee

The Compensation Committee evaluates the performance of the Executive Chairman and other officers and reviews and approves their compensation. The Compensation Committee consists of Messrs. Gillen (chairman), Bogomolny, Scott and McCorkle. A copy of the Charter of the Compensation Committee is posted in the Investor Relations portion of the Company’s website (www.emcore.com). The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and reviews and monitors succession plans for the Executive Chairman and the other officers. The Compensation Committee met 9 times in fiscal 2010.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the Compensation Committee and delegate its authority to the subcommittees as it deems appropriate. In addition, the Compensation Committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

In November 2009, the Compensation Committee retained R.D. Brown & Company as its compensation consultant to provide information on all matters related to the fiscal year 2010 compensation of our executive officers and our compensation programs generally. The consultant compiled market capitalization, stock price, revenue, net income and earnings per share data for each of the companies in our peer group (as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement), and for the five most highly compensated individuals at each peer group company, the consultant also compiled data regarding the executives’ base salary, non-equity incentives, equity awards and other benefits. In addition, the consultant compiled and reviewed salary data from various other published market surveys. This information was reviewed by the Compensation Committee in making its compensation decisions for fiscal 2010. The consultant also compiled market data for Company employees at all levels to assist in evaluating salary levels for all employees. During fiscal 2010, R.D. Brown & Company did not perform any services for the Company other than those described above.

In addition, certain members of our management team participated in the Compensation Committee’s executive compensation process. For information about the role of our Executive Chairman and CEO in the compensation process, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

Nominating Committee

The Nominating Committee identifies and recommends new members to the Company’s Board of Directors. The Nominating Committee consists of Messrs. Russell (chairman), Bogomolny, Gillen and Scott. A copy of the Charter of the Nominating Committee is posted in the Investor Relations portion of the Company’s website (www.emcore.com). The Nominating Committee met 4 times in fiscal 2010.

The Nominating Committee has not established specific minimum age, education, experience or skill requirements for potential director nominees. When considering a potential director candidate, the Nominating Committee considers the candidate’s individual skills and knowledge, including experience in business, finance, or administration, familiarity with national and international business matters, and appreciation of the relationship of the Company’s business to changing needs in our society. The Nominating Committee also carefully considers any potential conflicts of interest. All nominees must possess demonstrated character, good judgment, integrity, relevant business, functional and industry experience, and a high degree of acumen. Although the Nominating Committee does not have a formal policy with respect to diversity, in accordance with the Company’s philosophy, the Nominating Committee endeavors to identify nominees that represent diverse backgrounds and experience in policy-making positions in business and technology, and in areas that are relevant to the Company’s global activities. The Nominating Committee assesses the effectiveness of its efforts to achieve a Board with a diversity of backgrounds and experiences by periodically reviewing the skills and experiences of the Board as a whole, and each of the directors.

The Nominating Committee identifies potential candidates from a number of sources, including current members of the Board and, if the Nominating Committee so chooses, third party search firms. The Nominating Committee may also consider candidates proposed by management or by shareholders. The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by other sources. After the Nominating Committee’s initial evaluation of a candidate, if that candidate is still of interest to the Nominating Committee, one or more designated members of the Board will interview the candidate. Additional interviews by other Board members and/or senior management may take place and other screening processes may be undertaken. The Nominating Committee will meet to finalize its recommended candidates, which will be submitted to the entire Board for consideration. All candidates who are recommended by the Nominating Committee and approved by the Board are then included as nominees in our proxy statement for the year in which the Class for which they are nominated comes up for election.

The Nominating Committee will consider suggestions from shareholders regarding possible director candidates for election in 2012. Such suggestions must contain (1) all information for each nominee required to be disclosed in a proxy statement under the Exchange Act, (2) the name and address of the shareholder making the recommendation, the number of shares owned and the length of ownership, (3) a statement as to whether the nominee meets the criteria for independence under the rules of the Nasdaq and the Company’s By-Laws and (4) the written consent of the nominee to serve as a director if elected. In addition, such suggestions must be submitted to the Company’s Secretary. See the section of this Proxy Statement titled “Shareholder Proposals” below under “General Matters” as well as the Company’s By-Laws for details regarding the procedures and timing for the submission of such suggestions. The directors nominated in this Proxy Statement were recommended for re-election by the Board of Directors.

Board Attendance at Annual Meetings

The Company strongly encourages members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, absent extraordinary circumstances. Last year, the entire Board of Directors attended the 2010 Annual Meeting of Shareholders.

Shareholder Communications with the Board

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o Mr. Alfredo Gomez, Secretary, EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123. The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2010

The Company compensates each non-employee Director for service on the Board of Directors. Director compensation for fiscal 2010 included the following:

Name (1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Thomas J. Russell, Ph.D.	28,800	50,000	78,800
Charles T. Scott	57,250	65,000	122,250
John Gillen	54,550	68,000	122,550
Robert L. Bogomolny	50,950	56,500	107,450
Sherman McCorkle	30,900	-	30,900
(1)
Reuben F. Richards, Jr., the Company’s Executive Chairman and Chairman of the Board, and Hong Q. Hou, Ph.D., the Company’s Chief Executive Officer, are not included in this table because they are employees of the Company and receive no compensation for their services as directors. Their compensation is disclosed in the Summary Compensation Table below.

(2)	The amounts in this column reflect the dollar amounts earned or paid in cash for services rendered in fiscal year 2010.

(3)
The amounts in this column reflect the dollar amounts granted on March 31, 2010 for services rendered in fiscal year 2009 under the Company’s 2007 Directors’ Stock Award Plan, payment of which is made in Common Stock of the Company. The amounts reported in this column include amounts that were previously reported in Director Compensation Table for Fiscal 2009.

Pursuant to the Company’s Directors’ Stock Award Plan adopted by the shareholders at the Company’s 2007 annual meeting (the “2007 Stock Award Plan”), payments of fees are made in Common Stock of the Company payable in one issuance annually based on the closing price on the Nasdaq on the date of issuance. Non-employee directors earn a fee in the amount of $3,500 per Board meeting attended and $500 per committee meeting attended ($1,000 for the chairman of a committee). The Company also reimburses a non-employee director's reasonable out-of-pocket expenses incurred in connection with such Board or committee meetings. From time to time, Board members are invited to attend meetings of Board committees of which they are not members. When this occurs, these non-committee Board members earn a committee meeting fee of $500.

The Company’s Outside Directors’ Cash Compensation Plan provides for the payment of cash compensation to non-employee directors for their participation at Board meetings, in amounts established, and periodically reviewed, by the Board. Each non-employee director receives a meeting fee for each meeting of the Board that he attends (including telephonic meetings, but excluding execution of unanimous written consents). In addition, each non-employee director receives a committee meeting fee for each meeting of a Board committee that he attends (including telephonic meetings, but excluding execution of unanimous written consents). Until changed by resolution of the Board, the meeting fee is $4,000 and the committee meeting fee is $1,500; provided that the meeting fee for special telephonic meetings (i.e., Board meetings that are not regularly scheduled and in which non-employee directors typically participate telephonically) is $750 and the committee meeting fee for such special telephonic meetings is $600. Any non-employee director who is the chairman of a committee receives an additional $750 for each meeting of the committee that he chairs, and an additional $200 for each special telephonic meeting of such committee.

On March 2, 2009, the Compensation Committee of the Board of Directors of the Company agreed to temporarily suspend the Company’s Outside Directors’ Cash Compensation Plan. Subsequently, on October 8, 2009, the Compensation Committee of the Board of Directors, in light of the Company’s improving liquidity position and business outlook, approved the full reinstatement of the Company’s Outside Directors’ Cash Compensation Plan effective as of December 8, 2009.

No director who is an employee of the Company receives compensation for services rendered as a director under the Outside Directors’ Cash Compensation Plan or the 2007 Stock Award Plan.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes EMCORE’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for fiscal 2010.

Objectives and Components of the Company’s Compensation Program

EMCORE’s executive compensation program is designed to motivate executives to achieve strong financial, operational, and strategic performance and recognizes individual contributions to that performance. Through the compensation program, the Company seeks to attract and retain talented executive officers by providing total compensation that is competitive with that of other executives employed by companies of similar size, complexity and lines of business. The Company’s executive compensation program is also designed to link executives’ interests with shareholders’ interests by providing a portion of total compensation in the form of stock-based incentives.

The Company’s Annual Compensation Decision-Making Process

The Compensation Committee of the Board of Directors is responsible for setting and administering policies that govern EMCORE’s executive compensation program. Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each of the Named Executive Officers for the prior fiscal year and typically reviews market surveys and proxy statements of the Company’s peer group (“Peer Group”), which, for the Solar division, includes Evergreen Solar Inc., First Solar, Inc. and Sunpower Corporation, and, for the Fiber division, includes Finisar Corporation, JDS Uniphase Corporation and Opnext Inc., as well as companies that have the Company’s same Standard Industrial Classification (SIC) code and annual revenues of $500 million or less. At least every three years, the Compensation Committee also retains the services of a compensation consultant to assist in gathering a more comprehensive set of comparative data (all comparative market data is collectively referred to as the “Comparative Compensation Data”). Based on such a review, the Compensation Committee discusses and approves any potential base salary increases related to the current fiscal year and awards annual cash incentives and equity grants in recognition of Company and individual performance for the prior fiscal year.

In November 2009, the Compensation Committee retained R.D. Brown & Company, an independent compensation consultant, to provide information to the Compensation Committee on all matters related to the fiscal year 2010 compensation, as more fully described under the “Governance of the Company” - “Compensation Committee” section of this Proxy Statement.

Events after the End of the Fiscal Year

On October 8, 2010, the Board of Directors appointed Mark Weinswig as Chief Financial Officer of the Company. In connection with Mr. Weinswig’s appointment as Chief Financial Officer, the Compensation Committee approved the terms of Mr. Weinswig’s compensation. Mr. Weinswig will be paid an annual base salary of $260,000 and is eligible to participate in the Company’s fiscal year 2011 Bonus Plan (defined below). Mr. Weinswig was also granted options to purchase 300,000 shares of EMCORE Common Stock pursuant to the Company’s 2010 Equity Incentive Plan at an exercise price of $0.95 per share, which was the closing price of EMCORE’s Common Stock on October 11, 2010, the first day of Mr. Weinswig’s employment. The options will vest in five equal annual installments commencing on October 11, 2011. Mr. Weinswig was also reimbursed for relocation expenses and will be eligible to participate in other employee benefit plans that are generally available to EMCORE employees.

Base Salary

Base salaries for executives are determined based upon job responsibilities, level of experience, individual performance, and Comparative Compensation Data. The goal for the base salary component is to compensate executives at a level that approximates the median salaries of individuals in comparable positions and markets, which we believe to be the threshold salary level needed to attract, motivate and retain talented executives. Mr. Richards, the Company’s Executive Chairman, reviews the performance of Dr. Hou, the Chief Executive Officer, and Mr. Richards, together with Dr. Hou, reviews base salary increases for the other executive officers, and they recommend salary increases for these individuals to the Compensation Committee. The Executive Chairman also recommends salary increases for himself, based on his assessment of Comparative Compensation Data and his personal performance. These recommendations are advisory and are based solely on the judgment and opinion of the Company’s Executive Chairman and Chief Executive Officer, as applicable, taking into account the above-listed factors and recommendation from the compensation consultant, if retained. The Compensation Committee independently reviews, adjusts, where appropriate, and approves the salary increases, if any, for the Executive Chairman and other executive officers based upon the subjective discretion of the Compensation Committee reviewing the executive officer’s experience, responsibility and performance. The Company’s Compensation Committee targets the 50th percentile – the point at which 50% of the sample salaries are lower – when making salary determinations for our Named Executive Officers. With respect to each executive officer, the Compensation Committee exercises its judgment as to how to weigh an executive officer’s individual experience, scope of responsibility and performance when determining any such salary increases. In executive session, the Compensation Committee reviews any salary increase for the Executive Chairman.

Effective January 4, 2010, the Compensation Committee approved a base salary increase for Mr. Larocca from $234,300 to $260,000.

Effective January 4, 2010, the following base salary increases were approved for Dr. Wang and Mrs. Van Berkel:

Dr. Wang: from $180,015 to $230,000;
Mrs. Van Berkel: from $200,000 to $222,500;

Since Dr. Wang and Mrs. Van Berkel were not Named Executive Officers during fiscal year 2010, their base salary increases were approved by the Executive Chairman and the Chief Executive Officer of the Company.

Effective April 12, 2010, the Compensation Committee approved the following base salary increases for the following Named Executive Officers:

Dr. Hou: from $420,000 to $450,445;
Mr. Richards: from $437,325 to $450,445;
Mr. Markovich: from $300,000 to $309,000.

Annual Cash Incentives

Typically, EMCORE establishes a cash incentive plan each fiscal year which provides the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries. The cash incentive plan is designed to place at risk a significant portion of an executive’s annual cash compensation by linking the amount of compensation that an executive can receive under the plan with individual and Company performance. We believe that providing annual cash incentive opportunities is a key component of maintaining a competitive executive compensation program.

After taking into consideration the difficult economic and market environment facing the Company at the end of the 2008 fiscal year and continuing through fiscal 2009, the Compensation Committee determined not to adopt a cash incentive plan for fiscal year 2010.

Although no cash incentive plan was adopted for the Company’s fiscal year 2010, the Company paid out the following bonuses to its Named Executive Officers in December 2010 in recognition of their accomplishments in executing a joint venture agreement with San’an Optoelectronics, Co., Ltd. (“Suncore”) for the development, manufacturing and distribution of CPV receivers, modules, and systems for terrestrial solar power applications, and securing significant economic incentives from the economic development organization of Huainan City in China:

Mr. Richards: $85,000;
Dr. Hou: $85,000;
Mr. Larocca: $26,000;
Dr. Wang: $16,100; and
Mrs. Van Berkel: $15,575

For the fiscal year ending September 30, 2011, the Compensation Committee adopted a cash incentive plan for its Named Executive Officers (the “2011 Bonus Plan”). The 2011 Bonus Plan links cash incentive compensation to the Company’s financial performance, as well as non-financial and strategic operating objectives and individual and business group performance. Pursuant to the 2011 Bonus Plan, a bonus target for each eligible executive is created, representing a percentage of that executive’s annual base salary. The following targets have been set based upon annual salaries for the indicated officers:

•	Mr. Richards – 80%
•	Dr. Hou – 80%
•	Mr. Larocca – 50%
•	Mr. Weinswig – 35%
•	Mr. Wang – 35%
•	Mrs. Van Berkel – 35%

Their bonus amounts will be determined by the Compensation Committee based on the achievement of corporate and individual performance targets, which will be weighted 75% based on corporate performance metrics (25% EBITDA, 25% revenue, 25% free cash flow) and 25% based on strategic and individual objectives. Payment of bonuses (if any) is normally made after the end of the performance period during which the bonuses were earned. Bonuses normally will be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings.

The Compensation Committee retains the ability to modify individual executive bonuses based upon individual performance and the successful completion of business projects and other management performance objectives.

Long-Term Stock-Based Incentives

The Company believes that equity awards are an effective tool for aligning the interests of our executives with the interests of our shareholders. Long-term equity awards consist of stock options, restricted stock and performance stock, which give executive officers an opportunity to acquire shares of the Company’s Common Stock and provide an incentive for the executives to join and remain with the Company, continue to promote its best interests and enhance its long-term performance. The Company is also requesting that shareholders approve a proposal in this Proxy Statement that would authorize the Company to issue additional forms of long term stock-based incentives under its 2010 Equity Incentive Plan, including restricted stock units, performance stock units, stock purchase rights, deferred stock units and stock appreciation rights. The Company believes that the ability of offer these additional forms of equity compensation is necessary to attract and retain the services of well-qualified employees and advisors, including the Named Executive Officers.

As of September 30, 2010, the Company had only awarded long-term compensation in the form of stock options. Stock options give an executive the right to buy a share of the Company’s Common Stock in the future at a predetermined exercise price. The exercise price is the closing price of the Common Stock on the grant date. New hire stock option awards vest over a five-year period while annual stock option awards vest over a four-year period. Other supplemental stock option awards vest over a four-year period. All options expire ten years after the grant date. In addition, no one recipient can be granted an award of options to purchase more than 500,000 shares of Common Stock in any twelve month period. Executives who voluntarily resign or are terminated for cause immediately forfeit all options that have not vested unless otherwise determined by the Compensation Committee.

Subsequent to the end of fiscal 2010, the Company granted restricted stock awards to its executives, including the Named Executive Officers. Restricted stock provides executives with an incentive to maximize shareholder value by directly aligning the economic interests of the executives with those of the shareholders. Restricted stock awards are grants of the Company’s Common Stock that are subject to restrictions on sale and forfeiture until vested. These awards vest over a three year period. Executives who voluntarily resign or are terminated for cause immediately forfeit all restricted shares that have not vested unless otherwise determined by the Compensation Committee.

In granting equity awards, the Compensation Committee uses its judgment and discretion and does not issue a targeted number of stock options or restricted stock, but rather reviews the executive’s individual performance and the performance of the Company in the prior fiscal year, as well as the Comparative Compensation Data, to determine the appropriate value of the award at the time it is granted. Grants of stock options and awards of restricted stock to executive officers are also based upon each executive officer’s relative position, responsibilities, historical and expected contributions to the Company, and the officer’s vested option and restricted stock balance from previous grants and awards, with primary weight given to the executive officer’s relative rank and responsibilities. Initial stock option grants and restricted stock awards designed to recruit an executive officer to join the Company may be based on negotiations with the officer, with reference to historical option grants and restricted stock awards to existing officers, and the Comparative Compensation Data.

In fiscal 2010, the Company did not make any equity grants to its Named Executive Officers. In January 2011, the Compensation Committee approved the following restricted stock awards for the Named Executive Officers in recognition their accomplishments during fiscal 2010, including the consummation of the Suncore joint venture, and taking into account their other individual accomplishments and their relative rank and responsibility:

Name	Number of Restricted Shares
Reuben F. Richards, Jr.	150,000
Hong Q. Hou, Ph.D.	150,000
Christopher Larocca	70,000
Monica Van Berkel.	60,000
Charlie Wang	60,000

These grants vest in three equal annual installments commencing on the first anniversary of the grant date.

Company Benefits

EMCORE’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company. As a business matter, we weigh the benefits we need to offer to attract and retain talented employees against the benefits we can afford to pay and still remain competitive. Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that EMCORE provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its employees, which includes medical, dental, and vision coverage. The Named Executive Officers receive coverage at 100% whereas all other employees of the Company receive coverage ranging from 50% - 100% depending on the medical service performed.

Company-sponsored Retirement Plans

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan with a 401(k) arrangement and is designed to comply with ERISA, the Internal Revenue Code, as well as federal and state legal requirements. The 401(k) Plan is designed to provide retirement benefits to eligible employees of EMCORE and is administered by Prudential Financial. Participants in the 401(k) Plan may elect to reduce compensation by a specific percentage, which is contributed to the participant’s 401(k) account on a pre-tax basis as a salary deferral.

Employees, including the Company’s Named Executive Officers, may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to IRS regulations. A participant may elect to defer between 1-30% of his or her compensation per pay period. The deferral amount will not be subject to income tax until distribution. Each participant is able to direct his or her investment into any of the available investment options. Participants’ contributions are vested at 100%.

EMCORE may provide a discretionary match of 50% of the first 6% of base compensation of a participant’s contribution to the 401(k) Plan and this matching contribution vests over an initial five-year period. This matching contribution is in the form of the Company’s Common Stock. Participants are able to exchange the Company’s Common Stock for other investment options within the 401(k) Plan upon receipt of the Company match. Exchanges from other investment options to the Company’s Common Stock are not permitted under the 401(k) Plan.

An employee becomes eligible to participate in the 401(k) Plan on the first day of the month following his or her date of hire and attaining the age of 20 years. A temporary or part-time employee is not eligible to participate in the 401(k) Plan until they have reached 1,000 work hours. An EMCORE re-hire is eligible to participate in the 401(k) Plan immediately.

Employee Stock Purchase Plan

EMCORE offers all eligible employees, including EMCORE’s Named Executive Officers, the opportunity to acquire an ownership interest in EMCORE Corporation by purchasing shares of the Company’s Common Stock through a tax-qualified employee stock purchase plan (“ESPP”). Under the ESPP, an employee can withhold, through payroll deductions, up to 10% of his/her earnings, up to certain maximums, to be used to purchase shares of EMCORE’s Common Stock at certain plan-defined dates. The option price is set at 85% of the market price for EMCORE’s Common Stock on either the first or last day of the offering period, whichever is lower.

Officer and Director Share Purchase Plan

At a meeting on January 21, 2011, the Compensation Committee of the Board of Directors approved, effective January 21, 2011, an Officer and Director Share Purchase Plan (the “ODPP”), which allows executive officers and directors of the Company to purchase shares of the Company’s Common Stock at fair market value in lieu of salary or, in the case of directors, director fees. Eligible individuals may voluntarily participate in the ODPP by authorizing payroll deductions or, in the case of directors, deductions from director fees for the purpose of purchasing EMCORE shares. Elections to participate in the ODPP may only be made during open trading windows under the Company’s insider trading policy when the participant does not otherwise possess material non-public information concerning the Company. The Board of Directors has authorized 500,000 shares to be made available for purchase by officers and directors under the ODPP.

Perquisites

From time to time, EMCORE provides perquisites to key executive officers, including the Named Executive Officers, as a recruiting and retention tool. We believe that our perquisites are appropriate and we typically benchmark them against generally accepted corporate practices. We did not provide perquisites to any Named Executive Officers in fiscal 2010.

EMCORE’s Severance Policy and Severance Agreements

EMCORE has adopted a Severance Policy pursuant to which participants are eligible to receive certain severance benefits under specified circumstances. Benefits range from payment of five months and one week’s base salary plus payment of one additional week for each year of employment by the Company, to payment of one year and two weeks’ base salary plus two additional weeks for each year of employment by the Company, depending on rank and date of employment. Participants are not eligible to receive severance benefits if they are terminated with cause, due to death or disability or if they voluntarily terminate their employment other than for good reason. In addition, in order to receive any severance benefits for which a participant is eligible under the Severance Policy, the participant must execute a Separation Agreement prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant.

In addition, an executive may also be eligible for certain annual cash incentive or pay-for-performance payments if, following the sale, transfer, spin-off or other disposition of the stock or assets of any subsidiary, business unit or division of the Company, an executive’s employment is terminated. For more information regarding potential payments upon a termination or change of control under EMCORE’s Severance Policy, see “Executive Compensation – Potential Payments upon Termination or Change-in-Control.”

Compensation of the Executive Chairman

The Compensation Committee annually reviews the compensation of Mr. Richards, Executive Chairman. Mr. Richards participates in the same compensation programs and receives compensation based upon the same criteria as EMCORE’s other executive officers. However, Mr. Richards’ compensation reflects the higher level of responsibility that he has with respect to the strategic direction of EMCORE, the Company’s financial and operating results, and interactions with the investment community.

Upon evaluation of the Company’s and Mr. Richards’ individual performance in fiscal 2010, as well as a review of the Comparative Compensation Data, the Compensation Committee determined that it was in the best interests of the Company and its shareholders to award Mr. Richards the base salary increase and bonus awards described above.

Tax and Accounting Considerations

Under Section 162(m) of the Internal Revenue Code, EMCORE may not deduct annual compensation in excess of $1 million paid to certain employees – generally its Chief Executive Officer and its four other most highly compensated executive officers, unless their compensation qualifies as performance-based compensation. While the Compensation Committee intends to structure performance-related awards in a way that will preserve the maximum deductibility of compensation awards, the Compensation Committee may from time to time approve awards that would vest upon the passage of time or other compensation, which would not result in qualification of those awards as performance-based compensation.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning the annual and long-term compensation earned for services in all capacities to the Company of those persons who during fiscal year 2010 (i) served as the Company’s Chief Executive Officer, (ii) served as the Company’s Chief Financial Officer, and (iii) were the three most highly-compensated officers (other than the Chief Executive Officer, and Chief Financial Officer). Compensation information is provided for the fiscal years ended September 30, 2008, 2009 and 2010, except in cases where an individual was not a Named Executive Officer for the applicable year.

Summary Compensation Table for Fiscal 2010

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)		Total ($)
Reuben F. Richards, Jr.	2010	434,129	85,000	0	0	384	(7)	519,513
Executive Chairman and	2009	388,546	0	177,660	0	384	(7)	566,590
Chairman of the Board (1)	2008	437,325	0	2,582,690	78,719	374	(7)	3,099,108
Hong Q. Hou, Ph.D.	2010	425,167	85,000	0	0	7,450	(8)	517,617
Chief Executive Officer	2009	373,154	0	177,660	0	14,555	(9)	565,369
	2008	421,000	0	1,835,208	75,600	5,196	(10)	2,337,004
Christopher Larocca	2010	250,603	26,000	0	0	8,452	(11)	285,055
Chief Operating Officer (2)	2009	209,969	0	285,311	0	6,683	(12)	501,963
Charlie Wang	2010	214,638	16,100	0	0	5,566	(13)	236,304
Executive Vice President,
China Operations
Monica Van Berkel	2010	214,327	15,575	0	0	7,330	(14)	237,232
Chief Administration Officer
John M. Markovich	2010	265,327	0	0	0	4,674	(15)	270,001
Chief Financial Officer (3)	2009	282,692	0	88,830	0	4,625	(16)	612,818	(18)
	2008	36,997	0	1,607,558	0	4,720	(17)	73,001

(1)	Mr. Richards also served as Interim Chief Financial Officer from August 14, 2010 to October 8, 2010.
(2)	Mr. Larocca was appointed to Chief Operating Officer on May 29, 2009.
(3)	Mr. Markovich served as Chief Financial Officer from August 18, 2008 until his departure on August 14, 2010.
(4)	The amounts in this column reflect the cash bonuses earned in each fiscal year in which they were reported, as approved by the Compensation Committee, and were paid in the following fiscal year.
(5)
The amounts in this column represent the grant date fair value, in accordance with FASB Accounting Standards Codification No. 718 - “Compensation – Stock Compensation” (without regard to estimated forfeitures related to a service based condition) . Assumptions used in the calculation of these amounts are included in footnote 4 to the Company’s audited financial statements for the fiscal years ended September 30, 2008 and 2009, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 30, 2008 and December 29, 2009, respectively. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(6)
The amounts in this column reflect the cash incentive awards earned in each fiscal year in which they were reported, as approved by the Compensation Committee, and were paid in the following fiscal year.

(7)	Consists of life insurance premiums.

(8)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $7,066, which are made in EMCORE Common Stock.
(9)	Consists of life insurance premiums of $384, EMCORE’s matching contributions under its 401(k) plan of $5,071, which are made in EMCORE Common Stock and payments under a stock option tender of $9,100.
(10)	Consists of life insurance premiums of $374 and EMCORE’s matching contributions under its 401(k) plan of $4,822, which are made in EMCORE Common Stock.
(11)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $8,068, which are made in EMCORE Common Stock.
(12)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $6,299, which are made in EMCORE Common Stock.
(13)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $5,182, which are made in EMCORE Common Stock.
(14)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $6,946, which are made in EMCORE Common Stock.
(15)	Consists of life insurance premiums of $384, EMCORE’s matching contributions under its 401(k) plan of $2,423, which are made in EMCORE Common Stock, and relocation of $1,867.
(16)	Consists of life insurance premiums of $384 and EMCORE’s matching contributions under its 401(k) plan of $4,241, which are made in EMCORE Common Stock.
(17)	Consists of life insurance premiums of $374, and EMCORE’s matching contributions under its 401(k) plan of $346, which are made in EMCORE Common Stock and relocation of $4,000.
(18)
Effective November 20, 2009, Mr. Markovich voluntarily forfeited stock options exercisable into 475,000 shares of EMCORE Common Stock. Mr. Markovich received no consideration in exchange for his forfeiture of the stock options. These stock options were granted to Mr. Markovich on August 18, 2008 and had an exercise price of $5.57 per share.

Grants of Plan-Based Awards in Fiscal 2010

The Company did not make any grants of plan-based awards during fiscal 2010.

Outstanding Equity Awards as of September 30, 2010

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Reuben F. Richards, Jr.	72,500		-		2.63	5/18/14
	225,000		-		3.42	5/18/15
	250,000		250,000	(2)	5.76	3/31/18
	50,000		50,000	(3)	8.38	5/19/18
	50,000		150,000	(4)	1.25	7/27/19
Hong Q. Hou, Ph.D.	35,000	(1)	-		2.89	5/18/14
	6,875		-		3.00	2/28/15
	55,000		-		7.29	8/28/16
	245,000		-		5.76	12/14/16
	191,250		63,750	(5)	8.78	9/25/17
	75,000		75,000	(6)	6.67	4/3/18
	97,500		97,500	(3)	8.38	5/19/18
	50,000		150,000	(4)	1.25	7/27/19
Christopher Larocca	40,000		-		2.93	5/19/14
	13,000		-		3.00	2/28/15
	1,326		-		7.32	12/29/15
	12,000		-		7.95	3/10/16
	2,000		-		9.75	4/5/16
	7,000		-		7.29	8/28/16
	22,500		7,500	(7)	4.98	3/29/17
	22,500		7,500	(5)	8.78	9/25/17
	37,500		37,500	(3)	8.38	5/19/18
	7,500		22,500	(8)	.69	2/27/19
	50,000		150,000	(9)	1.31	5/29/19
	20,000		60,000	(4)	1.25	7/27/19
Charlie Wang	3,000		-		7.90	10/3/11
	18,750		-		2.89	5/18/14
	14,000		-		3.00	2/28/15
	12,000		-		7.95	3/10/16
	2,000		-		9.75	4/5/16
	11,250		3,750	(7)	4.98	3/29/17
	1,000		1,000	(10)	7.51	5/13/18
	35,000		35,000	(3)	8.38	5/19/18
	15,000		45,000	(4)	1.25	7/27/19
Monica Van Berkel	27,250		-		3.08	5/24/14
	15,000		-		3.00	2/28/15
	713		-		7.32	12/29/15
	45,000		-		7.29	8/28/16
	15,000		5,000	(7)	4.98	3/29/17
	7,500		2,500	(5)	8.78	9/25/17
	35,000		35,000	(3)	8.38	5/19/18
	18,750		56,250	(9)	1.31	5/29/19
	20,000		60,000	(4)	1.25	7/27/19
John M. Markovich	25,000		-	(11)	1.25	7/27/19

__________________
(1)
In December 2008, the Company entered into a special tender offer with Dr. Hou regarding this option grant pursuant to which the exercise price was increased from $2.63 to $2.89, which represents the fair market value as of the actual measurement date for this option grant.

(2)	The unvested portions of these awards are scheduled to vest in two equal installments on March 31, 2011 and 2012.
(3)	The unvested portions of these awards are scheduled to vest in two equal installments on May 19, 2011 and 2012.
(4)	The unvested portions of these awards are scheduled to vest in three equal installments on July 27, 2011, 2012 and 2013.
(5)	The unvested portions of these awards are scheduled to vest in one installment on September 25, 2011.
(6)	The unvested portions of these awards are scheduled to vest in two equal installments on April 3, 2011 and 2012.
(7)	The unvested portions of these awards are scheduled to vest in one installment on March 29, 2011.
(8)	The unvested portions of these awards are scheduled to vest in three equal installments on February 27, 2011, 2012 and 2013.
(9)	The unvested portions of these awards are scheduled to vest in three equal installments on May 29, 2011, 2012 and 2013.
(10)	The unvested portions of these awards are scheduled to vest in two equal installments on May 13, 2011 and 2012.
(11)	Mr. Markovich terminated his employment with the company on August 14, 2010. In connection with his departure, Mr. Markovich’s options terminated on November 12, 2010.

Potential Payments upon Termination or Change-in-Control

Under the Company’s Executive Severance Policy, participants are eligible to receive certain severance benefits if their employment with the Company is terminated and the termination constitutes a “Separation of Service” within the meaning of Section 409A of the Internal Revenue Code. However, participants are not eligible to receive severance benefits if they are terminated with cause, due to death or disability or if they voluntarily terminate their employment other than for good reason. In addition, a participant that is eligible to receive severance benefits under the Severance Policy must execute an agreement (a “Separation Agreement”) prepared by the Company that includes, among other things, a release by the participant of the Company from any liability or obligation to the participant. A participant will not receive severance benefits if the participant does not enter into a Separation Agreement with the Company and all severance benefits will cease if the participant violates any provision of his or her Separation Agreement.

Under the Severance Policy, participants at the Chief /C Officer level or higher will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to one year and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to one year and one week plus one additional week for each year the participant was employed by the Company.

Participants at the Vice President level will receive (i) for those hired or promoted prior to May 1, 2007, the continuation of their base salary for a period equal to five months and two weeks plus two additional weeks for each year the participant was employed by the Company or (ii) for those hired or promoted on or after May 1, 2007, the continuation of their base salary for a period equal to five months and one week plus one additional week for each year the participant was employed by the Company. All severance payments under the Company’s Executive Severance Policy will be paid out over time and on the regular paydays of the Company, to the extent administratively feasible.

If, following the sale, transfer, spin-off or other disposition of the stock or assets of any subsidiary, business unit or division of the Company, a participant’s employment is terminated after the end of a fiscal year but before annual cash incentive awards or pay-for-performance payments are distributed and the participant would otherwise be entitled to such awards or payments, the participant will remain entitled to the annual cash incentive award or pay-for-performance payment attributable to the immediately preceding fiscal year. The Severance Policy also provides that participants will be eligible for certain benefits, including continued payment of certain health insurance premiums, outplacement services and other perquisites. The Company shall make this payment at the same time it pays this annual cash incentive awards or pay-for-performance payment to all of its other employees in accordance with the Company's normal practices but no later than March 15th of the applicable year.

The following are estimated payments and benefits that would be provided to each of Messrs. Richards, Hou, Larocca, Wang and Van Berkel in the event the executive’s employment is terminated under certain circumstances. We have calculated these amounts based on the Company’s Executive Severance Policy (the “Severance Policy”). The calculations assume a termination date of September 30, 2010, the last business day of fiscal 2010. The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance	COBRA (Company Part Only)	Outplacement Services
Reuben F. Richards, Jr.	$727,642	$21,132	$15,000
Hong Q. Hou, Ph.D.	$675,667	$21,132	$15,000
Christopher Larocca	$310,000	$18,080	$15,000
Charlie Wang	$287,500	$19,096	$15,000
Monica Van Berkel	$252,452	$17,350	$15,000

Vesting of Equity Awards in Connection with a Change in Control

Upon a change in control of the Company, unvested stock options will vest and become exercisable pursuant to the terms of the Company’s 2000 Stock Option Plan applicable to all plan participants. Upon a change in control pursuant to the terms of the Company’s 2010 Equity Incentive Plan applicable to all plan participants, generally, options will become immediately exercisable and restriction periods on restricted stock will immediately lapse, in each case subject to the discretion of the Compensation Committee. As of September 30, 2010, except for Mr. Larocca, none of the Named Executive Officers would realize any gains from the acceleration of unvested stock options, measured by the difference between the closing price of $0.80 on September 30, 2010 and the option grant price. The value of accelerating Mr. Larocca’s unvested stock options would be $3,300.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report”, shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee is responsible for evaluating the performance of the Executive Chairman, the Chief Executive Officer and other EMCORE officers, as well as reviewing and approving their compensation. The Committee also establishes and monitors overall compensation programs and policies for the Company, including administering the incentive compensation plans. The Committee’s processes and procedures for the consideration and determination of executive compensation are explained in greater detail in the Compensation Discussion and Analysis section.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K/A and its Proxy Statement in accordance with Item 407(e)(5) of Regulation S-K.

This report is submitted by the Compensation Committee.

January 28, 2011

COMPENSATION COMMITTEE John Gillen, Chairman Robert L. Bogomolny Sherman McCorkle Charles T. Scott

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee is comprised of Messrs. Gillen, Scott, Bogomolny and McCorkle. No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2010 or was formerly an officer or employee of the Company at any time. None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2010. None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2010.

COMPENSATION RISK

The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that EMCORE’s compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company. The Committee noted several design features of EMCORE’s cash and equity incentive programs for all executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking. Some of these elements include:

•	A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.

•
Multiple Performance Factors. Our incentive compensation plans use both company-wide metrics and individual performance, which encourage focus on the achievement of several objectives for the overall benefit of the Company. The annual cash incentive is dependent on multiple performance metrics including revenue, EBITDA and cash flow, as well as individual goals related to specific strategic or operational objectives. The long-term incentives are equity-based, with a three, four or five year vesting schedule, to create incentives for the executives to focus on the long-term performance of the Company.

•	Focus on Long-term Incentives. Long-term incentive compensation is an integral part of their compensation that discourages short-term risk taking.

•	Managed Expectations. Goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation.

•	Capped Incentive Awards. Maximum funding level of the executive bonus program is capped at 150 percent of target.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 20, 2011 certain information regarding the beneficial ownership of Common Stock of the Company by (i) each Named Executive Officer of the Company, (ii) each director and nominee, (iii) all directors and executive officers as a group (11 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company,. Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to common property laws, where applicable. Shares beneficially owned include shares of Common Stock and warrants and options to acquire shares of Common Stock that are exercisable within sixty (60) days of April 20, 2011. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123.

Name	Shares Beneficially Owned	Percent of Common Stock
Thomas J. Russell, Ph.D.
Reuben F. Richards, Jr.
Robert L. Bogomolny
Charles T. Scott
John Gillen
Sherman McCorkle
Hong Q. Hou, Ph.D.
Christopher Larocca
Charlie Wang
Monica Van Berkel
John M. Markovich
All directors and executive officers as a group (11 persons)
Kingdon Capital Management, LLC
Kopp Investment Advisors, LLC

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2010, the number of securities outstanding under each of EMCORE’s stock option plans and EMCORE’s 2000 Employee Stock Purchase Plan, the weighted average exercise price of such options, and the number of options available for grant under such plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	8,722,125	(1)	$4.70	5,058,449	(2)
Equity compensation plans not approved by security holders	--		--	--

(1)	Consists of shares issued upon exercise of stock options under the EMCORE Corporation 2000 Stock Option Plan.

(2)
Consists of 4,000,000 shares that remained available for grant under the EMCORE Corporation 2010 Equity Incentive Plan and 1,058,449 shares that remained available for grant under the EMCORE Corporation 2000 Employee Stock Purchase Plan, as of September 30, 2010. The Company’s 2000 Stock Option Plan expired on February 12, 2010, and no additional shares were available for grant under that plan after the termination date. In addition to the shares listed above, the Company compensates its non-employee directors for their services pursuant to the 2007 Directors’ Stock Award Plan. In accordance with the 2007 Directors’ Stock Award Plan, payments of fees are made in Common Stock of the Company payable in one issuance annually based on the closing price on the Nasdaq on the date of issuance. Non-employee directors earn a fee in the amount of $3,500 per Board meeting attended and $500 per committee meeting attended ($1,000 for the chairman of a committee). When Board members are invited to attend meetings of Board committees of which they are not members, these non-committee Board members earn a committee meeting fee of $500.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on the Company’s review of copies of all disclosure reports filed by directors and executive officers of the Company, pursuant to Section 16(a) of the Exchange Act, and written representations furnished to the Company, the Company believes that, except for one late filing by Sherman McCorkle disclosing one purchase of shares through Mr. McCorkle’s 401(K) plan, there was compliance with all filing requirements of Section 16(a) applicable to directors and executive officers of the Company during fiscal year 2010. During fiscal year 2010, no person or entity beneficially owned more than 10 percent of the Company’s Common Stock.

PROPOSAL II:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm for the fiscal year 2011 and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting.

Action by the shareholders is not required by law in the appointment of an independent registered public accounting firm, but their appointment is submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution ratifying the appointment of KPMG as the Company’s independent registered public accounting firm is rejected by the shareholders, then the Audit Committee may reconsider its choice of independent registered public accounting firms. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby that are properly submitted will be voted FOR the resolution unless otherwise instructed by the shareholder.

Representatives of KPMG are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Representatives of Deloitte & Touche LLP (“Deloitte”), EMCORE’s prior independent accounting firm, are not expected to attend the Annual Meeting.

FISCAL 2010 & 2009 AUDITOR FEES AND SERVICES

KPMG LLP’s (“KPMG”) services as EMCORE’s principal registered accountant commenced on March 5, 2010. The fees billed to the Company by KPMG in fiscal 2010 are as follows:

	Fiscal 2010

Audit fees	$372,902	(1)
Audit-related fees	--
Tax fees	--
All other fees	--
Total	$372,902
__________
(1)	Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements and reviews of our quarterly financial statements.

Deloitte was the independent registered public accounting firm that audited EMCORE’s financial statements for fiscal 2009 and was EMCORE’s independent registered public accountant until March 4, 2010 for fiscal 2010. The aggregate fees billed by Deloitte in fiscal 2009 and 2010 are as follows:

	Fiscal 2010		Fiscal 2009(1)

Audit fees	$938,624	(2)	$1,386,567	(2)
Audit-related fees (3)			4,950	(3)
Tax fees	61,329	(4)	--
All other fees	--		--
Total	$999,953		$1,391,516
__________
(1)	Fees reported for fiscal 2009 have been adjusted to represent fees actually billed in fiscal 2009, rather than fees billed in connection with services rendered for fiscal 2009.
(2)
Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements and management’s assessment of our internal control over financial reporting, reviews of our quarterly financial statements, other SEC filings, including registration statements, and correspondence with the SEC, and advice provided on accounting matters that arose in connection with audit services.

(3)
Represents fees for professional services related to our audits and reviews of our consolidated financial statements that are not considered audit fees including the audits of employee benefit plans during fiscal 2008 and other statutory or regulatory and SEC filings.

(4)	Represents fees for professional services related to a tax advice regarding our entry into a joint venture.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. Pursuant to the Sarbanes-Oxley Act of 2002, all of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

Changes in Registrant’s Certifying Accountant

On March 3, 2010, the Audit Committee of the Board of Directors determined that it would be in the best interests of the Company to dismiss Deloitte as the Company’s independent registered public accounting firm. Deloitte was notified of this action on March 4, 2010.

Deloitte’s report on the Company’s financial statements for the fiscal year ended September 30, 2009 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or any accounting principles. Deloitte’s report on the Company’s financial statements for the fiscal year ended September 30, 2008 expressed an unqualified opinion and included an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the Company’s fiscal years ended September 30, 2009 and 2008 and through March 4, 2010, there were no disagreements with Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures; which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in their reports on the Company’s financial statements for such years. In addition, during the same period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosures and requested Deloitte furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of the letter from Deloitte, dated March 8, 2010, is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2010.

On March 5, 2010, the Company engaged KPMG as its independent registered public accounting firm for the fiscal year ended September 30, 2010, effective as of March 5, 2010. During the Company’s two fiscal years ended September 30, 2009, and 2008 and the subsequent interim period through March 4, 2010, the Company did not consult with KPMG regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Messrs. Scott (chairman), Bogomolny, Gillen and McCorkle. Each member of the Audit Committee is currently an independent director within the meaning of Nasdaq Listing Rule 5605(a)(2). The Board of Directors has determined that Messrs. Scott and Gillen are each Audit Committee financial experts. The Audit Committee met 17 times in fiscal 2010. The Audit Committee performs the functions set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors. The Audit Committee Charter is available in the Investor Relations section of our website (www.emcore.com).

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2010 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 114 Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal controls over financial reporting, and has reviewed the opinion of the Company’s independent registered public accounting firm regarding such assessment and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with such accounting firm the independence of such accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2010, which was filed on January 10, 2011.

This report is submitted by the Audit Committee.

March 2, 2011

AUDIT COMMITTEE Charles T. Scott, Chairman Robert L. Bogomolny John Gillen Sherman McCorkle

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM UNDER PROPOSAL II.

PROPOSAL III:
APPROVAL OF A POSSIBLE
REVERSE STOCK SPLIT IN THE RANGE FROM 2:1 TO 10:1,
IN THE DISCRETION OF OUR BOARD OF DIRECTORS

Overview

The shareholders are being asked to approve a possible reverse stock split of our outstanding Common Stock in the range of from 2:1 to10:1 (or more plainly stated, the range would be as low as from two existing shares to be exchanged for one new share, to as high as ten existing shares to be exchanged for one new share), as determined in the sole discretion of the Board of Directors. The Board of Directors has adopted a resolution (i) declaring the advisability of a possible reverse stock split in the range of 2:1 to 10:1, and a corresponding reduction in the number of authorized shares of the Company’s Common Stock, subject to shareholder approval, (ii) in connection therewith, approving a form of amendment to our Restated Certificate of Incorporation to effect such a reverse stock split, subject to shareholder approval, and (iii) authorizing any other action the Board of Directors deems necessary to effect such a reverse stock split, without further approval or authorization of the Company’s shareholders. If the proposed reverse stock split is approved, our Board of Directors would have the discretion to elect, as it determines to be in the best interests of the Company and its shareholders, to effect the reverse stock split at any exchange ratio within the range at any time before the date of our next annual meeting of shareholders. The Board of Directors may elect not to implement the approved reverse stock split at its sole discretion. The Board of Directors believes that approval of a proposal granting this discretion to the Board of Directors provides the Board of Directors with appropriate flexibility to achieve the purposes of the reverse stock split, if implemented, and to act in the best interests of the Company and its shareholders. The amendment to the Restated Certificate of Incorporation is attached as Exhibit A to this Proxy Statement.

The Purpose for Which the Board of Directors Would Effect the Reverse Stock Split

In order to attempt to proportionally raise the per share price of our Common Stock, the Board of Directors believes that it is in the best interests of our shareholders for the Board of Directors to obtain the authority to implement a reverse stock split. The Board of Directors believes that shareholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board of Directors with the flexibility to achieve the desired results of the reverse stock split. If the shareholders approve this proposal, the Board of Directors would carry out a reverse stock split only upon the Board of Directors’ determination that a reverse stock split would be in the best interests of the shareholders at that time. To accomplish the reverse stock split, we would file an amendment to the Restated Certificate of Incorporation with the New Jersey Secretary of State. The form of amendment to the Restated Certificate of Incorporation to accomplish the proposed reverse stock split is attached as Exhibit A to this Proxy Statement. The text of the amendment to the Restated Certificate of Incorporation is subject to modification to include such changes as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split. If the Board of Directors elects to implement the reverse stock split, the number of issued and outstanding shares of our Common Stock would be reduced in accordance with the selected exchange ratio for the reverse stock split, and the number of authorized shares of the Common Stock would also be reduced in the same proportion. The number of authorized shares of Preferred Stock would remain unchanged. The reverse stock split would become effective upon filing the amendment to the Restated Certificate of Incorporation with the New Jersey Secretary of State. No further action on the part of shareholders would be required to either effect or abandon the reverse stock split. If the Board of Directors does not implement the reverse stock split prior to the date of our next annual meeting of shareholders, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed and abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our shareholders.

Potential Effects of the Proposed Reverse Stock Split

The immediate effect of the reverse stock split would be to reduce the number of shares of the outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of any consummated reverse stock split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is that sometimes stock performance improves, but in many cases it does not. There can be no assurance that the trading price of the Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding as a result of the reverse stock split or remain at an increased level for any period. Also, there is no assurance that a reverse stock split would not eventually lead to a decrease in the trading price of the Common Stock, that the trading price would remain above the thresholds required by the Nasdaq listing rules or that we will be able to continue to meet the other continued listing requirements of Nasdaq. The trading price of the Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions. In addition, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be issued and outstanding if the reverse stock split is effectuated.

Effects on Ownership by Individual Shareholders

If we implement the reverse stock split, the number of shares of our Common Stock held by each shareholder would be reduced by multiplying the number of shares held immediately before the reverse stock split by the selected exchange ratio, and then rounding up to the nearest whole share. The reverse stock split would not affect any shareholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that interest in a fractional share would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, proportionate adjustments will be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of our Common Stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split. Also, the number of shares reserved for issuance under any existing employee stock option plans would be reduced proportionally based on the selected exchange ratio of the reverse stock split. Our preferred stock would not be affected by the proposed reverse stock split.

Other Effects on Outstanding Shares

If the reverse stock split were implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the reverse stock split. Each share of Common Stock issued pursuant to the reverse stock split would be fully paid and non−assessable. The reverse stock split would result in some shareholders owning "odd−lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd−lots are generally higher than the costs of transactions in "round−lots" of even multiples of 100 shares.

Effect on Authorized Shares of Common Stock

The reverse stock split, if implemented, would reduce the number of authorized shares of Common Stock in the same proportion as the selected exchange ratio for the reverse stock split (not accounting for any rounding of fractional shares as described below).

Procedure for Implementing the Proposed Reverse Stock Split and Exchange of Stock Certificates

If shareholders approve the proposed amendment to the Restated Certificate of Incorporation, the Board of Directors may elect whether or not to declare a reverse stock split at any time before our next annual meeting of shareholders. The reverse stock split would be implemented by filing the amendment to the Restated Certificate of Incorporation with the New Jersey Secretary of State, and the reverse stock split would become effective on the date the filing is accepted by the Secretary of State. As of the effective date of the reverse stock split, each certificate representing shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split, except that holders who have not exchanged their certificates would not be entitled to receive any dividends or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date. If we elect to exchange share certificates, our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. In such event, as soon as practicable after the effective date, shareholders and holders of securities convertible into our Common Stock would be notified of the effectiveness of the reverse stock split. Shareholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a shareholder until such shareholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Accounting Consequences

The no par value per share of our Common Stock would remain unchanged after the reverse stock split. The per share Common Stock net income or loss and net book value will be increased for current and comparative prior periods because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of our Common Stock to shareholders who would otherwise be entitled to receive fractional shares of Common Stock following the reverse stock split, any fractional shares which result from the reverse stock split will be rounded up to the next whole share.

No Appraisal Rights

Under the New Jersey Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the proposed amendment to the Restated Certificate of Incorporation to effect the reverse stock split.

United States Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important U.S. tax considerations of the reverse stock split. It addresses only shareholders who hold the pre−reverse stock split shares and post−reverse stock split shares as capital assets. It does not purport to be complete and does not address shareholders subject to special rules, such as financial institutions, tax−exempt organizations, insurance companies, dealers in securities, mutual funds, foreign shareholders, shareholders who hold the pre−reverse stock split shares as part of a straddle, hedge, or conversion transaction, shareholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and shareholders who acquired their pre−reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split. Each shareholder is advised to consult a qualified tax advisor.

The proposed reverse stock split is intended to be treated as a "reorganization" within the meaning of Section 368 of the Code. Assuming the reverse stock split qualifies as a reorganization, a shareholder generally will not recognize gain or loss on the reverse stock split. The aggregate tax basis of the post−reverse stock split shares received will be equal to the aggregate tax basis of the pre−reverse stock split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post−reverse stock split shares received will include the holding period of the pre−reverse stock split shares exchanged. The rounding up in respect of fractional shares will not result in a taxable event to a shareholder; however, there will be an adjustment to the shareholder’s basis equal to the fractional share times the market value on the date of issuance. No gain or loss will be recognized by us as a result of the reverse stock split.

Required Vote

The affirmative vote of a majority of the votes represented in person or by proxy at the Annual Meeting is required for the adoption of the proposed amendment to the Restated Certificate of Incorporation to authorize us to effect a reverse stock split of our Common Stock in the range from 2:1 to 10:1, as determined in the sole discretion of the our Board of Directors. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted “FOR” the proposed reverse stock split.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT IN THE RANGE FROM 2:1 TO 10:1, IN THE DISCRETION OF OUR BOARD OF DIRECTORS.

PROPOSAL IV:
THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMCORE CORPORATION 2010 EQUITY INCENTIVE PLAN

On March 2, 2011, upon unanimous recommendation of the Compensation Committee, the Board of Directors of the Company adopted the amendment and restatement of the EMCORE Corporation 2010 Equity Incentive Plan (the “Amended Plan”), subject to the approval of our shareholders. The primary purpose of the Amended Plan is to: (i) increase by 3,000,000 the number of shares of Common Stock available for grant under the Amended Plan from 4,000,000 to 7,000,000 shares of Common Stock, (ii) permit the granting of performance stock units or performance units, which may qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (iii) permit the granting of stock appreciation rights, restricted stock units, unrestricted share awards, stock purchase rights, and deferred stock units, (iv) permit the granting of restricted stock and restricted stock units with a vesting period of less than three years for an aggregate number of shares of Common Stock not to exceed 350,000, (v) provide the Compensation Committee the ability to adjust or eliminate change in control provisions for future awards , and (vi) make certain other administrative changes.

On April 7, 2010, upon recommendation of the Compensation Committee, the Board of Directors of the Company adopted the EMCORE Corporation 2010 Equity Incentive Plan (the “2010 Plan”). The 2010 Plan became effective upon its approval by the Company’s shareholders at the 2010 Annual Meeting, and has been employed as a principal feature of the Company’s compensation program since that time. As of April 20, 2011, [________] shares have been issued under the 2010 Plan and only [________] shares remain available for future issuance. Furthermore, no shares are currently available for grant under the EMCORE Corporation 1995 Incentive and Non-Statutory Stock Option Plan (as amended, the “1995 Plan”) or the 2000 Stock Option Plan (as amended, the “2000 Plan”). The 1995 Plan had allowed the grant of a total of 2,744,118 shares of Common Stock (on a post-split basis) pursuant to stock options and stock appreciation rights. The 2000 Plan had allowed the grant of a total of 15,850,000 shares of Common Stock upon the exercise of stock options.

Our Company’s philosophy on employee compensation is to provide employees and management with equity participation linked to long-term stock price performance, while at the same time remaining sensitive to the potential impact on our other shareholders. We believe that offering broad-based equity compensation will assist the Company in achieving its goals to foster and promote the long-term financial success of the Company and enhance shareholder value by (a) motivating superior performance by employees and directors, (b) providing employees and directors with an ownership interest in the Company, and (c) enabling the Company to attract and retain the services of outstanding employees and directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent, while also receiving a federal income tax deduction for certain compensation paid under the Amended Plan under Section 162(m) of the Code. The Board of Directors believes that the ability to offer a variety of forms of equity compensation—including grants of stock options, stock appreciation rights, deferred stock units, performance stock, performance stock units, performance units, restricted stock, restricted stock units, stock purchase rights, and unrestricted share awards— is necessary for us to attract and retain the services of well-qualified employees and advisors, including officers and directors who will contribute to our success. Equity compensation has historically formed a significant portion of our employees’ overall compensation, and almost all of our current employees have received equity compensation in the form of options and/or restricted stock awards.

The Board of Directors recommends approval of the Amended Plan. If the shareholders approve the Amended Plan, it will allow our Company to offer an increased variety of equity incentives and to provide sufficient reserves of shares, based on our current business plans, to ensure the Company’s ability to continue to provide new hires, employees, and management with an equity stake in the Company over the next year. The Board of Directors believes that adopting the Amended Plan is in the best interests of the Company and the shareholders. In the event this proposal is not approved by our shareholders, and as a consequence we are unable to continue to make equity grants at competitive levels, the Board of Directors believes that it will negatively affect our ability to meet our need for highly qualified personnel and our ability to manage future growth.

A description of the material provisions of the Amended Plan is set forth below. The statements made in this Proposal IV concerning terms and provisions of the Amended Plan are summaries and do not purport to be a complete recitation of the Amended Plan provisions. These statements are qualified in their entirety by express reference to the full text of the Amended Plan, including as it is proposed to be adopted. The full text of the Amended Plan is attached to this Proxy Statement as Exhibit B and is incorporated by reference herein.

As of April 20, 2011, the closing price of our Common Stock was $[____].

Administration and Eligibility

The Amended Plan will be administered by the Compensation Committee or, in certain instances, its designee. Employees, non-employee directors, and consultants of the Company and its subsidiaries will be eligible to receive awards of Common Stock, stock options, stock appreciation rights, performance stock, performance stock units, performance units, restricted stock, restricted stock units, stock purchase rights, or deferred stock units at the Compensation Committee’s discretion. There are approximately 650 employees and six non-employee directors eligible to receive awards under the Amended Plan. Subject to applicable law, the Compensation Committee may delegate to an officer, director or group of officers or directors of the Company or its affiliates some or all of its authority under the Amended Plan with respect to participants who are not our executive officers.

Shares Available for Issuance

If the Amended Plan is approved by shareholders, 7,000,000 shares will be authorized for issuance under the Amended Plan. A participant may receive in any 12 month period a maximum award of stock options, stock appreciation rights, and/or stock purchase rights covering 500,000 shares of Common Stock and a maximum award of performance stock, performance stock units, restricted stock, restricted stock units, deferred stock units, and/or share awards covering 200,000 shares of Common Stock. A participant may receive in any calendar year a certain maximum amount of cash earned in connection with the grant of performance units. The maximum number of shares that may be issued with respect to incentive stock options is 7,000,000. Awards that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of Common Stock will be available again under the Amended Plan. In the event of a stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event affecting the Company’s Common Stock, the Compensation Committee will adjust the shares available under the Amended Plan and any outstanding awards to reflect the event and preserve the intrinsic value of the awards. The Compensation Committee does not have the power to reduce the exercise price of outstanding options or base price of any outstanding stock appreciation rights or grant any new award or cash payment in substitution or upon cancellation of options or stock appreciation rights for any other reason unless the adjustment is approved by our shareholders.

Amendment or Termination

The Board or Compensation Committee may terminate, amend or suspend the Amended Plan at any time. If the proposal is approved by our shareholder, the Amended Plan will continue in effect until June 14, 2021 (or if applicable, the 10 year anniversary date of the latest shareholder approval of the Amended Plan), if not earlier terminated by the Board or Compensation Committee. An amendment to the Amended Plan will be submitted for shareholder approval to the extent required by the Code or other applicable laws, rules or regulations or if the amendment will (i) materially increase the benefits under the Amended Plan, (ii) materially increase the number of shares of Common Stock subject to the Amended Plan or the individual award limitations set forth in the Amended Plan, other than for antidilutive purposes, (iii) modify the restrictions on repricing set forth on the Amended Plan or (iv) materially modify the requirements for participation in the Amended Plan.

Stock Options, Stock Appreciation Rights and Stock Purchase Rights

Stock options granted under the Amended Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-statutory stock options. The grant date of options granted under the Amended Plan will be the date the options are awarded by the Compensation Committee except with respect to certain options granted to new hires in accordance with Company policy, which are granted on the date the new employee begins work at the Company. Stock options will have an exercise price per share that is no less than the fair market value (as defined in the Amended Plan) of a share of Common Stock as reported by Nasdaq on the date that the options are granted.

Options under the Amended Plan will vest based on a minimum period of service or the occurrence of certain events, as determined by the Compensation Committee. No option will remain exercisable beyond 10 years after its grant date.

Stock appreciation rights may be granted to participants in tandem with options or on their own. Unless otherwise determined by the Compensation Committee at or after the grant date, tandem stock appreciation rights will have substantially similar terms as the options with which they are granted. The grant date of stock appreciation rights granted under the Amended Plan will be the date the stock appreciation rights are awarded by the Compensation Committee or a future date determined by the Compensation Committee. Free-standing stock appreciation rights will vest based on a minimum period of service or the occurrence of certain, specified events, as determined by the Compensation Committee. No stock appreciation right will remain exercisable longer than 10 years after its grant date.

Unless otherwise determined by the Compensation Committee at or after the grant date, in the event of a participant’s death or disability, the participant’s unvested options or stock appreciation rights will vest and all of the participant’s options and stock appreciation rights will remain exercisable until the second anniversary of the participant’s termination of employment (or the expiration of the award’s term, whichever is earlier). If a participant’s employment is terminated for cause, all of the participant’s options and stock appreciation rights will immediately be forfeited and canceled. If a participant’s employment is terminated for any reason other than death, disability or for cause, then the participant may exercise any options or stock appreciation rights that are exercisable on the date of such termination until the earlier of (i) the 90th day following the date of such termination or, if later, the 90th day following expiration of any blackout period in effect with respect to such options or stock appreciation rights, and (ii) the expiration of the term of such options or stock appreciation rights, and any options or stock appreciation rights that are not exercisable upon the participant’s termination or retirement shall be forfeited and canceled as of the date of such termination.

Stock Purchase Rights may be granted to participants in tandem with options or on their own. Stock Purchase Rights may be granted to participants at such time or times as shall be determined by the Compensation Committee. Each award of Stock Purchase Rights shall specify the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the participant shall be entitled to purchase, the price to be paid, and the time within which the participant must accept such offer. Unless the Compensation Committee determines otherwise, the Company shall have a repurchase option exercisable upon the voluntary or involuntary termination of the participant’s service with the Company for any reason. The purchase price for shares of Common Stock repurchased shall be the original price paid by the participant. The repurchase option shall lapse at a rate determined by the Compensation Committee.

Performance Stock, Performance Stock Units, Performance Units

Performance stock is Common Stock of the Company that is subject to forfeiture until predetermined performance conditions have been achieved. A performance stock unit is a contractual right to receive a stated number of shares of Common Stock, or if provided by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, which right is forfeitable until the achievement of predetermined performance conditions. A performance unit is a contractual right to receive a cash-denominated award, payable in cash or shares of Common Stock or a combination thereof, which right is forfeitable until the achievement of predetermined performance conditions.

The grant date of any performance stock, performance stock units, or performance units granted under the Amended Plan will be the date on which such performance stock, performance stock units, or performance units are awarded by the Compensation Committee or on such other future date as the Compensation Committee shall determine. Performance stock, performance stock units, and performance units granted under the Amended Plan will vest based on the achievement of pre-determined performance goals over performance periods determined by the Compensation Committee or upon the occurrence of certain events, as determined by the Compensation Committee. Unless otherwise determined by the Compensation Committee at or after the grant date, in the event of a participant’s death or disability, a pro rata portion of the participant’s performance stock, performance stock units, and performance units will vest to the extent performance goals are achieved at the end of the performance period.

Unless otherwise determined by the Compensation Committee at or after the grant date, upon a termination of employment for any other reason, all outstanding performance stock, performance stock units, and performance units held by the participant will be immediately canceled.

Restricted Stock, Restricted Stock Units, Share Awards

Restricted stock is Common Stock of the Company that is subject to forfeiture until vested. A restricted stock unit is a contractual right to receive a stated number of shares of Common Stock, or if provided by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, that is subject to forfeiture until vested. Share awards are awards of unrestricted Common Stock.

The grant date of any restricted stock or restricted stock unit under the Amended Plan will be the date on which such restricted stock or restricted stock units are awarded by the Compensation Committee or on such other future date as the Compensation Committee shall determine . Restricted stock and restricted stock units granted under the Amended Plan will vest based on a minimum period of service (generally over a three-year period) or the occurrence of events specified by the Compensation Committee. The Compensation Committee has the discretion to grant restricted stock and restricted stock unit awards that have a vesting period of less than three years for an aggregate number of shares of Common Stock not to exceed 350,000 shares (subject to adjustment if awards of such stock or units are forfeited) . Unless otherwise determined by the Compensation Committee at or after the grant date, in the event of a participant’s death or disability, a pro rata portion of the participant’s restricted stock or restricted stock units will vest, and the remainder will be forfeited. Unless otherwise determined by the Compensation Committee at or after the grant date, upon a termination of employment for any other reason, any unvested restricted stock or restricted stock units of the participant will be canceled. Share awards are granted by the Compensation Committee upon terms and conditions determined by the Compensation Committee in its discretion.

Deferred Stock Units

Each deferred stock unit granted under the Amended Plan represents the contractual right to receive a stated number of shares of Common Stock or, if provided by the Compensation Committee on or after the grant date, cash equal to the fair market value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate fair market value equal to such stated number of shares of Common Stock, on a specified future date. The grant date of any freestanding deferred stock units under the Amended Plan will be the date on which such freestanding deferred stock units are awarded by the Compensation Committee or on such other future date as the Compensation Committee shall determine. Deferred stock units may be granted by the Compensation Committee independent of other awards or compensation, or, to the extent permitted by law and subject to the terms and conditions determined by the Compensation Committee, they may be obtained at the participant's election instead of cash compensation. Generally, upon a participant's termination of employment other than for cause, the Company will issue to the participant the shares of Common Stock underlying any of the participant's deferred stock units. If a participant's employment terminates for cause, any deferred stock units granted independently by the Compensation Committee will be immediately canceled.

Change in Control

Upon the occurrence of a change in control of the Company (as defined in the Amended Plan), unless outstanding awards are honored, assumed or substituted with alternative awards that provide substantially similar terms, conditions and economic value to the substituted awards, all awards will immediately become exercisable and any restrictions related to the awards will lapse, provided, that, at the discretion of the Compensation Committee (as constituted immediately prior to the change in control) each option, stock appreciation right, restricted stock unit, and/or deferred stock unit may be canceled in exchange for an amount of cash calculated pursuant to the Amended Plan. Notwithstanding the foregoing, performance stock, performance stock units, and performance units that are outstanding upon the occurrence of such a change in control will be treated as provided in the individual award agreement governing such award, and the Compensation Committee may provide for different terms and provisions in the individual award agreements with respect to other awards.

New Plan Benefits and Option History

Future benefits under the Amended Plan are not currently determinable. Moreover, it is also not possible to determine the amounts that would have been paid for fiscal 2010 had the Amended Plan been in effect during such year.

Federal Income Tax Consequences

Options

The grant of an option under the Amended Plan generally will not give rise to any tax consequences for the participant or the Company.

Incentive Stock Options

A participant generally will have no taxable income upon exercise of an incentive stock option, provided the employee remains an employee of EMCORE at all times from the grant date of the option to the day three months before such exercise, except that the alternative minimum tax may apply. Subject to certain statutory restrictions, gain realized upon a disposition of the Company’s Common Stock received pursuant to the exercise of an incentive stock option will generally be taxed as long-term capital gain if the participant holds the shares for at least two years after the date of grant and one year after the date of exercise (the “holding period requirement”). Generally, if the participant has not satisfied the holding period requirement, the participant will recognize ordinary income upon the disposition of the Common Stock equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, generally will be capital gain. An employee who dies while holding an incentive stock option is entitled to beneficial tax treatment upon exercise and disposition of the option regardless of whether the employee satisfies the employment or holding period requirements. The Company will not be entitled to a deduction with respect to the exercise of an incentive stock option, although the Company generally will be entitled to a deduction to the extent the participant recognizes ordinary income.

Nonqualified Stock Options

Upon exercise of a non-qualified stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the shares acquired and the exercise price. Upon a disposition of the shares acquired by the exercise of a non-qualified option, the participant generally will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option, stock appreciation rights, or other award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to a participant.

Section 162(m)

Section 162(m) of the Code places a limit of $1,000,000 per person on the amount the Company may deduct in any one year for compensation paid to its CEO and the next three highest compensated officers (other than the Chief Financial Officer); provided, however, that Section 162(m) of the Code generally allows a company to obtain tax deductions without limit for performance-based compensation. The Company intends that options and stock appreciation rights, and, subject to shareholder approval of the performance goals applicable to performance-based awards, performance stock, performance stock units, and performance units granted under the Amended Plan will qualify as performance-based compensation not subject to Code Section 162(m)’s $1 million deductibility cap. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation will be fully deductible in all circumstances. In addition, other awards under the Amended Plan, such as restricted stock and restricted stock units, generally do not qualify for the performance-based compensation exception, so that compensation paid to executive officers in connection with such awards may not be deductible.

Performance Objectives that May be Applied Under the Amended Plan

As described above, certain awards under the Amended Plan may be subject to performance objectives. Performance objectives applicable to awards intended to qualify as performance-based compensation under Section 162(m) of the Code will be based on the relative or comparative achievement of one or more of the following criteria, whether in absolute terms or relative to the performance of one or more similarly situated companies or a published index covering the performance of a number of companies: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including adjusted pre-tax earnings, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; total net cash flow; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to customer satisfaction, research, development, products or projects and recruiting and maintaining personnel. Performance objectives under the Amended Plan may be established on a company-wide basis or with respect to one or more business units or divisions, or subsidiaries.

The foregoing objectives may include or exclude any or all “extraordinary items” as determined under generally accepted accounting principles in the United States of America and as identified in the financial statements, notes to the financial statements or management’s discussion and analysis in the most recent report filed with the Securities and Exchange Commission, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non recurring items, and the cumulative effects of accounting changes. Under the Amended Plan, the Compensation Committee is not permitted to exercise its discretion with respect to performance objectives for awards to covered executives intended to be “performance-based compensation” under Section 162(m) of the Code if doing so (or if the ability to do so) would cause the award to fail to qualify as “performance-based” compensation under Section 162(m) of the Code.

The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Amended Plan. Participants in the Amended Plan are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Amended Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMCORE CORPORATION 2010 EQUITY INCENTIVE PLAN.

PROPOSAL V:
INCREASE IN THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE
EMCORE 2000 EMPLOYEE STOCK PURCHASE PLAN

The maximum number of shares of our Common Stock that may be issued pursuant to purchases made under the 2000 Employee Stock Purchase Plan (the “2000 ESPP”) is currently 4,500,000 shares. As of April 20, 2011, [___________] shares have been issued under the 2000 ESPP and [___________] shares remain available for future issuance. We use the 2000 ESPP to facilitate the development of equity ownership by our employees, which we believe more effectively aligns the interests of our employees with those of our shareholders.

On November 8, 1999, the Board of Directors adopted the EMCORE Corporation 2000 Employee Stock Purchase Plan, which provides the Company’s employees with the opportunity to acquire an ownership interest in EMCORE Corporation through the purchase of shares of the Company’s Common Stock through payroll deductions. The option price is set at 85% of the market price for the Company’s Common Stock on either the first or last day of the participation period, whichever is lower. Contributions are limited to 10% of an employee's compensation. The 2000 ESPP became effective upon its approval by the Company’s shareholders at the 2000 Annual Meeting. It was amended by a vote of the shareholders at the Company’s 2009 Annual Meeting to increase the number of shares available for issuance from 2,000,000 to 4,500,000. It was previously amended by a vote of the shareholders at the Company’s 2006 Annual Meeting to increase the number of shares available for issuance from 1,000,000 to 2,000,000. In fiscal 2004, the 2000 ESPP was amended by the Board of Directors to change from a 12-month duration plan to a 6-month duration plan, with new participation periods beginning in January and July of each year. In fiscal 2011, the 2000 ESPP was amended by the Board of Directors to change the offering periods so that they begin in February and August of each year, as further described below.

The 2000 ESPP currently provides for a total of 4,500,000 shares of the Company’s Common Stock for purchase by employees, subject to adjustment for certain changes in our capital (described under “Changes in Capital” below). The 2000 ESPP qualifies as an “employee stock purchase plan” under section 423 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), so that our employees may enjoy certain tax advantages ( see “Certain Federal Income Tax Consequences” below).

On March 2, 2011, the Board of Directors, acting on the recommendation of the Compensation Committee, unanimously adopted an amendment to the 2000 ESPP, subject to approval by the shareholders, to increase the total number of shares of Common Stock on which options may be granted under the 2000 ESPP by 2,500,000, to 7,000,000. The Board of Directors recommends approval of this amendment to the 2000 ESPP to permit the issuance of this increased number of shares of Common Stock thereunder. The Board of Directors believes that this proposed increase is in the best interests of the Company and the shareholders. In the event this proposal is not approved by our shareholders, and, as a consequence, we are unable to continue to grant options at competitive levels, the Board of Directors believes that our ability to encourage stock ownership in the Company, thus aligning the interests of the employees with those of the shareholders, will be materially impaired.

If this proposal is adopted, the first sentence of Section 5.01(a) of the 2000 ESPP would be amended to read, in its entirety, as follows:

“The maximum number of shares of Common Stock that may be issued under the Plan shall be 7,000,000 shares.”

This proposal summarizes the essential features of the 2000 ESPP, as it would be amended pursuant to this proposal. You should read the amended plan for a full statement of its terms and conditions. The full text of the 2000 ESPP is attached to this Proxy Statement as Exhibit C and is incorporated by reference herein.

Description of Material Features of the 2000 ESPP

Administration. The Board of Directors selects at least three of its members to serve on a Committee that administers the 2000 ESPP. Subject to limitations of applicable laws or rules, the Board of Directors may exercise the powers of the Committee, and, if no such committee exists, the Board of Directors will perform all the functions of the Committee. All decisions and actions of the Committee will be final and conclusive. Subject to limitations of applicable laws or rules, the Committee may delegate its administrative responsibilities and powers under the 2000 ESPP.

In addition to its other powers under the 2000 ESPP described in this summary, and subject to the express provisions of the 2000 ESPP, the Committee will have discretionary authority to:

•	interpret the 2000 ESPP and option agreements,

•	determine eligibility to participate in the 2000 ESPP,

•	adjudicate and determine all disputes arising under or in connection with the 2000 ESPP,

•	impose restrictions on ownership and transferability of the shares of our Common Stock underlying options granted under the 2000 ESPP,

•	establish procedures for carrying out the 2000 ESPP, and

•	make all other determinations deemed necessary or advisable for administering the 2000 ESPP.

The Compensation Committee (which consists of Messrs. Bogomolny, Gillen, McCorkle and Scott, each of whom is a director, but not an employee, of EMCORE) has administrative authority over the 2000 ESPP.

Eligibility. All full-time and part-time employees of EMCORE and those of our designated subsidiaries are eligible to participate in the 2000 ESPP, except:

an employee may not be granted an option under the 2000 ESPP if:

•	immediately after the grant of such option, the employee would own 5 percent or more of the vote or value of all classes of our stock or the stock of any of our subsidiaries, or

•
such option would permit the employee to purchase more than $25,000 of our stock (using the fair market value of our stock at the time the option is granted) under the 2000 ESPP (and any other employee stock purchase plan of us or our subsidiaries) per calendar year when the option is outstanding;

and the Committee may, in its discretion, exclude from participation in the 2000 ESPP employees who:

•	customarily work 20 or fewer hours per week,
•	customarily work 5 or fewer months per calendar year, or
•	are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code).

Since the effective date of the 2000 ESPP (and until the Committee determines otherwise), employees who customarily work 20 or fewer hours per week, or who customarily work 5 or fewer months per calendar year, have been ineligible to participate in the 2000 ESPP.

Approximately 650 employees are currently eligible to participate in the 2000 ESPP.

Terms of Options.

Options and Offering Periods. An option granted to an eligible employee under the 2000 ESPP allows the employee to use payroll deductions accumulated during successive six-month offering periods to purchase shares of our Common Stock at the end of each offering period. The option price of the shares is the lesser of 85 percent of our Common Stock's fair market value on the first day of the offering period or the last day of the offering period. Offering periods begin on the first trading date on or after February 25 and August 26, and end on the last trading date on or before August 25 and February 24 of each calendar year, respectively, while the 2000 ESPP is in effect. The Committee may change the commencement and duration of offering periods under the 2000 ESPP. Our Board of Directors also may terminate a pending offering period, in which case payroll deductions that have accumulated in participants' accounts (see “Payroll Deductions” below) will be used to exercise outstanding options or returned to the appropriate participants, as determined by the Board of Directors, in its discretion.

Participation. Each eligible employee decides for himself or herself whether to participate or not participate in the 2000 ESPP during each offering period. An eligible employee may elect to enroll in the 2000 ESPP by filing an agreement with the Company’s payroll office before the first day of the applicable offering period.

Payroll Deductions. A participant's agreement must specify the percentage, from 1 to 10 percent, to be deducted from his or her compensation (as defined in the 2000 ESPP) on each payroll date during the offering period. Payroll deductions will be credited to a bookkeeping account in the participant’s name. The Company does not set aside any assets with respect to such participant accounts, and such accounts do not bear interest. A participant may decrease his or her contribution rate no more than once each offering period. The Committee may limit the number of participants who change their contribution rates during any offering period and may, subject to certain limitations in the 2000 ESPP, decrease the contribution rate of any participants. Except in the event of a change in control of EMCORE (as described under “Changes in Capital” below), participants are not permitted to make contributions to their accounts under the 2000 ESPP otherwise than through payroll deductions as described above.

Exercise of Option. Unless a participant provides the Company with written notice or withdraws from the 2000 ESPP, his or her option will be automatically exercised on the last day of the offering period to purchase the maximum number of full shares of our Common Stock that can be purchased at the applicable option price using the accumulated payroll deductions in the participant's account. The 2000 ESPP sets forth certain limitations on the number of shares that a participant may purchase in a single offering period. Any excess payroll deductions remaining in a participant’s account after exercise of his or her option will be returned to the participant, without interest, and may not be used to exercise options granted under the 2000 ESPP in any subsequent offering period (except for any excess funds attributable to the inability to purchase a fractional share, which will be retained in the participant's account for a subsequent offering period or may be withdrawn by the participant).

Withdrawal/Termination of Employment. A participant may withdraw from the 2000 ESPP at any time, receiving payment of his or her accumulated payroll deductions and ceasing further payroll deductions, by providing the Company with written notice to withdraw. If a participant terminates his or her employment, such participant will be considered to have withdrawn from the 2000 ESPP. A leave of absence in excess of 90 days without a guaranteed right to reemployment will be considered a termination of employment for purposes of the 2000 ESPP. When a participant withdraws from the 2000 ESPP, his or her unexercised options will automatically terminate, and we will return to the participant all accumulated payroll deductions in his or her account.

Transferability of Options. No one other than the participant who receives an option under the 2000 ESPP may exercise such option during such participant’s lifetime. Participants are not entitled to transfer, assign or otherwise dispose of their payroll deductions or rights to exercise options or receive Common Stock under the 2000 ESPP, except, in the event of a participant’s death, by will, the laws of descent and distribution or to the deceased participant’s designated beneficiary.

Changes in Capital. In the event of certain changes in our outstanding Common Stock or capital structure, such as a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, or corporate separation or division, or change in the number of shares of our capital stock effected without receipt of full consideration, the Committee may, in its discretion, make appropriate adjustments or substitutions with respect to the following to reflect equitably the effects of such changes to participants in the 2000 ESPP:

•	the number, class and kind of shares available under the 2000 ESPP,

•	the number, class and kind of shares covered by outstanding options,

•	the maximum number of shares that a participant may purchase during an offering period,

•	the option prices of outstanding options, and

•	any other necessary characteristics or terms of the 2000 ESPP or the options.

If a “change in control” of EMCORE (as defined in the 2000 ESPP) occurs, the 2000 ESPP gives the Committee discretion to:

•
terminate the pending offering period and permit each participant to make a one-time cash contribution equal to the amount that the Committee determines such participant would have contributed under the 2000 ESPP through payroll deductions until the otherwise scheduled end of the pending offering period and use the accumulated payroll deductions to exercise outstanding options; or

•
terminate each participant's options in exchange for a cash payment equal to (a) the balance of the participant's account under the 2000 ESPP, plus (b) the highest value of the consideration received for a share of our Common Stock in the change in control transaction (or, if greater, the highest fair market value of a share of our Common Stock during the 30 consecutive trading days prior to the closing or expiration date of the change in control transaction), less the option price of the participant's option (determined as if the option were exercised on the closing or expiration date of the change in control transaction), multiplied by the number of full shares of our Common Stock that the participant could have purchased immediately prior to the change in control with the then outstanding balance of the participant's account under the 2000 ESPP.

Tax Withholding Obligations. If any taxes are required to be withheld when a participant exercises his or her option, or when shares are issued under the 2000 ESPP or disposed of by a participant, we may, as a condition to delivery of stock certificates under the 2000 ESPP, require that the participant remit to us the amount necessary to satisfy such taxes, or we may make other arrangements, including withholding from the participant’s compensation or other amounts due to such participant, to satisfy such taxes.

Amendment and Termination of the 2000 ESPP. Our Board of Directors may terminate, discontinue, amend or suspend the 2000 ESPP at any time. However, without approval of the shareholders, the Board of Directors may not:

•	increase the maximum number of shares that we may issue under the 2000 ESPP, or that a participant may purchase in any offering period (except as described under "Changes in Capital" above);

•	change the class of employees eligible to receive options under the 2000 ESPP (except for the designation of any subsidiaries whose employees will be eligible to participate in the 2000 ESPP); or

•	change the formula by which the option price is determined under the 2000 ESPP.

Except for an amendment or termination described under “Changes in Capital” above, or in the last sentence of the portion of this summary under “Terms of Options - Options and Offering Periods,” above, no amendment or termination of the 2000 ESPP may materially adversely affect the existing rights of any participant under his or her option without such participant’s consent.

Certain Federal Income Tax Consequences. The following is a brief summary of certain significant United States Federal income tax consequences under the Internal Revenue Code, as in effect on the date of this summary, applicable to EMCORE and its employees in connection with participation and purchase of shares of our Common Stock under the 2000 ESPP. This summary is not intended to be exhaustive, and among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to “EMCORE” and “us” in this summary of tax consequences mean EMCORE Corporation or any subsidiary of EMCORE Corporation that employs an employee who participates in the 2000 ESPP, as the case may be.

An employee will not recognize any taxable income upon an election to participate in the 2000 ESPP and receipt of an option to purchase stock under the 2000 ESPP. The amounts deducted from the salary of an employee who participates in the 2000 ESPP will constitute ordinary income taxable to the employee. The 2000 ESPP is intended to qualify for the favorable income tax consequences of Section 423 of the Internal Revenue Code. As such, no income tax consequences will arise for an employee when shares of our Common Stock are purchased by exercising such employee’s option under the 2000 ESPP, provided the employee remains an employee of EMCORE at all times from the grant date of the option (i.e., the first day of the offering period) to the day three months before such exercise. The employee receives a tax basis in the shares purchased equal to his or her payroll deductions used to exercise the option.

The tax consequences arising from a disposition of shares acquired from the exercise of an option granted under the 2000 ESPP will depend on whether the employee meets certain holding period requirements. Generally, although all dispositions of shares acquired pursuant to the 2000 ESPP may generate both ordinary income and capital gains, the ordinary income arising from a “qualifying disposition” is lower than it would be if such disposition were not a “qualifying disposition.” In order to satisfy the requirements for a “qualifying disposition,” a participating employee, among other things, must hold his or her shares until at least the latter of (i) two years after the grant date of the employee’s option (which for income tax purposes is deemed to be the first day of the offering period) and (ii) one year after the date of such purchase. A disposition is treated as a “qualifying disposition” if the employee died while owning such shares.

If the requirements for a “qualifying disposition” are met, the ordinary income component of the employee’s income from the disposition of such shares (or upon the employee’s death) will generally be limited to the lesser of (a) the excess of the fair market value of the shares when the option was granted (i.e., the first day of the offering period) over the purchase price paid for such shares, or (b) the excess of the fair market value of such shares at the time of such disposition (or death) over the purchase price paid for the shares. Generally speaking, this rule is intended to treat, as ordinary income, the proceeds (if any) received by an employee from the sale of shares acquired pursuant to the 2000 ESPP to the extent that the exercise price of the option to acquire the shares is less than (but at least 85% of) the fair market value of the shares when the option was granted. Such amount will be treated as compensation and taxed at ordinary income tax rates, and will increase the employee’s basis in such shares. Any proceeds received in excess of the employee’s adjusted basis in the shares would be taxable to the employee at capital gains tax rates. If an employee sells such shares for less than the purchase price paid, he or she will recognize no such ordinary income, and such employee will have a capital loss equal to the difference between the sale price and the purchase price previously paid. EMCORE is not entitled to a tax deduction with respect to any such disposition.

If the requirements for a “qualifying disposition” are not met, the employee will be required to report taxable ordinary income at the time of such disposition to the extent of the difference between the fair market value of such shares on the date of the exercise of the option (rather than, in the case of a “qualifying disposition,” the fair market value of the shares on the date of the grant of the option) and the purchase price paid for the shares. EMCORE will generally be allowed a tax deduction equal to the amount of such ordinary income so reported by such employee. The basis of an employee in such shares acquired under the 2000 ESPP will be increased by such amount reported as ordinary income by such employee upon disposition of such shares. Any proceeds received for the shares in excess of such employee’s adjusted basis will be taxable as capital gain; if such adjusted basis exceeds the amount received for such shares, such excess will be a capital loss.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE INCREASE IN SHARES AVAILABLE UNDER THE 2000 EMPLOYEE STOCK PURCHASE PLAN FROM 4,500,000 TO 7,000,000 IN ACCORDANCE WITH PROPOSAL V.

PROPOSAL VI:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and the related compensation disclosure rules of the Securities and Exchange Commission we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. Although the vote is non-binding, the Compensation Committee will consider the voting results when it evaluates whether any actions are necessary regarding our compensation program.

Accordingly, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation awarded to the Corporation’s Named Executive Officers as disclosed in the CD&A, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL VII:
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules of the Securities and Exchange Commission, we are asking our shareholders to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our Named Executive Officers. By voting with respect to this Proposal VII, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an annual advisory vote on executive compensation will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with our shareholders on executive compensation and corporate governance matters.

The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE OPTION OF ONCE EVERY YEAR AS THE PREFERRED FREQUENCY FOR ADVISORY VOTES ON EXECUTIVE COMPENSATION.

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2010 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2010 Annual Report. All such requests should be directed to the Company at 10420 Research Road, SE, Albuquerque, New Mexico 87123, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge. The Company’s 2010 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available in the Investor Relations section of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2012 Annual Meeting of Shareholders, including nominations for the Company’s Board of Directors, must be received by the Company no later than January 6, 2012. Proposals should be mailed to the Company, to the attention of Alfredo Gomez, Secretary, 10420 Research Road, SE, Albuquerque, New Mexico 87123. Proposals must comply with all applicable SEC rules.

Shareholder proposals intended to be presented at the 2012 Annual Meeting of Shareholders that are not to be included in our proxy materials must comply with the requirements of our By-Laws and must be received by the Company at the address in the preceding paragraph no later than March 21, 2012.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of the Notice of Internet Availability or, as applicable, Annual Report and Proxy Statement to shareholders who share a single address unless we have received contrary instructions from any shareholder at the address. In that case, we will deliver promptly a separate copy of the Notice of Internet Availability or, as applicable, Annual Report and/or Proxy Statement. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s notice of Internet availability of proxy materials or, as applicable, annual report and/or proxy statement. Similarly, if multiple copies of the notice of Internet availability of proxy materials or annual report and proxy statement are being delivered to a single address, shareholders can request a single copy of the notice of Internet availability of proxy materials or annual report and proxy statement, as applicable, for future deliveries. To make a request, please call or write to Alfredo Gomez, Secretary, EMCORE Corporation, 10420 Research Road, SE, Albuquerque, New Mexico 87123 or (505) 332-5000.

Other Matters

The Board of Directors knows of no other business which will be presented at the annual meeting. If, however, other matters are properly presented, the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,

/s/ Alfredo Gomez
Alfredo Gomez, Esq.
Secretary

EXHIBIT A

Certificate of Amendment
of
Restated Certificate of Incorporation
of
EMCORE Corporation

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Restated Certificate of Incorporation:

1. The name of the corporation is: “EMCORE Corporation”

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 14th day of June, 2011.

Resolved, that Restated Article of the Certificate of Incorporation be amended to read as follows:

“FOURTH: The total number of shares of Capital Stock of the Corporation shall be [range between 25,882,352 and 105,882,352] shares of which:

A.
Of the Capital Stock, [range between 20,000,000 and 100,000,000] shares shall consist of Common Stock which shall be entitled to one vote per share on all matters on which holders of the Common Stock shall be entitled to vote.

B.
Of the Capital Stock, 5,882,352 shares shall consist of Preferred Stock which may be divided into such classes and such series as shall be established from time to time by resolutions of the Board of Directors and filed as an amendment to this Restated Certificate of Incorporation, without any requirement of vote or class vote of shareholders. The Board of Directors shall have the right and power to establish and designate in any such Class or Series Resolution such priorities, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions as it shall determine.”

3. The number of shares outstanding at the time of the adoption of the amendment was: [________________]. The total number of shares entitled to vote thereon was: [________________] shares of Common Stock..

4. The number of shares voting for and against such amendment is as follows:

Number of Shares Voting for Amendment: [________________].

Number of Shares Voting Against Amendment : [________________].

5. Upon this Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the New Jersey Business Corporation Act (the “Effective Time”), each share of common stock of the Corporation, no par value per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, shall without further action on the part of the Corporation or any holder of Old Common Stock automatically be reclassified as [range of one-half to one-tenth] of a share of Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from an after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock as equals the quotient obtained by dividing the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by [range of two to ten]; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive upon surrender of such certificate a new certificate representing the number of shares of Common Stock into which the shares of Old Common Stock represented by such certificate have been reclassified pursuant hereto. In all cases, fractional shares resulting from the reclassification will be rounded up to the nearest whole share.

A-1

6. This Certificate of Amendment shall become effective immediately upon filing with the State of New Jersey.

BY:
(Signature)

Dated this [___] day of [_______] , 20

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

A-2

EXHIBIT B

EMCORE CORPORATION
2010 EQUITY INCENTIVE PLAN

(as amended and restated effective as of March 2, 2011)

ARTICLE I

PURPOSES

The purposes of the Plan are to foster and promote the long-term financial success of the Company and the Subsidiaries and materially increase shareholder value by (a) motivating superior performance by Participants, (b) providing Participants with an ownership interest in the Company, and (c) enabling the Company and the Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

ARTICLE II

DEFINITIONS

2.1            Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:

"Adjustment Event" means any dividend payable in capital stock, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other similar event affecting the Common Stock.

"Affiliate" means (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any Subsidiary of the Company or any Affiliate of the Company; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

"Alternative Award" has the meaning given in Section 8.2.

"Award" means any Option, Stock Appreciation Right, Performance Stock, Performance Stock Unit, Performance Unit, Restricted Stock, Restricted Stock Unit, Stock Purchase Right, Share Award or Deferred Stock Unit, granted pursuant to the Plan, including an Award combining two or more types in a single grant.

"Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee pursuant to the Plan. The terms of any plan, policy or guideline adopted by the Committee and applicable to an Award shall be deemed incorporated in and part of the related Award Agreement. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

“Beneficial Ownership” (including correlative terms) shall have the same meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

"Board" means the Board of Directors of the Company.

"Cause" means (as determined by the Committee) (i) willful and continued failure to perform substantially the Participant's material duties with the Company (other than any such failure resulting from the Participant's incapacity as a result of physical or mental illness) after a written demand for substantial performance specifying the manner in which the Participant has not performed such duties is delivered to the Participant by the person or entity that supervises or manages the Participant, (ii) engaging in willful and serious misconduct that is injurious to the Company or any of its Subsidiaries, (iii) one or more acts of fraud or personal dishonesty resulting in or intended to result in personal enrichment at the expense of the Company or any of its Subsidiaries, (iv) substantial abusive use of alcohol, drugs or similar substances that, in the sole judgment of the Company, impairs the Participant's job performance, (v) material violation of any Company policy that results in harm to the Company or any of its Subsidiaries or (vi) indictment for or conviction of (or plea of guilty or nolo contendere) to a felony or of any crime (whether or not a felony) involving moral turpitude. A "Termination for Cause," shall include a determination by the Committee following a Participant's termination of employment for any other reason that, prior to such termination of employment, circumstances constituting Cause existed with respect to such Participant.

"Change in Control" means, unless otherwise determined by the Committee at or after the grant date, the occurrence of any of the following:

(i) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred hereunder, Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

(ii) the individuals who, immediately prior to the effective date of this Plan, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) the consummation of:

(A) a merger, consolidation or reorganization involving the Company unless:

(1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(3) no Person, other than (i) the Company, (ii) any Related Entity , (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities (a transaction described in clauses (1) through (3) above is referred to herein as a “Non-Control Transaction”);

(B) a complete liquidation or dissolution of the Company; or

(C) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur. Solely for purposes of this Change in Control definition, (x) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; (y) any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose; and (z) neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

"Change in Control Price" means the price per share on a fully diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means the Compensation Committee of the Board or, if applicable, the delegate of the Compensation Committee of the Board as permitted or required herein.

"Common Stock" means the no par value common stock of the Company and any other securities into which the Common Stock is changed or for which the Common Stock is exchanged.

"Company" means EMCORE Corporation, a New Jersey corporation, and any successor thereto.

"Deferred Stock Unit" means a Participant's contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such stated number of shares of Common Stock, under the Plan at the end of a specified period of time.

"Disability" means, unless otherwise provided in an Award Agreement, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant's employment-related duties for a period of six months or longer and, within 30 days after the Company notifies the Participant in writing that it intends to terminate his employment, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis; provided, that (i) for purposes of Section 5.3(a) in respect of ISOs, the term "Disability" shall have the meaning assigned to the term "Permanent and Total Disability" by section 22(e)(3) of the Code (i.e., physical or mental disability or infirmity lasting not less than 12 months), and (ii) with respect to any Award that constitutes deferred compensation subject to section 409A of the Code, "Disability" shall have the meaning set forth in section 409A(a)(2)(c) of the Code. The Committee's reasoned and good faith judgment of Disability shall be final, binding and conclusive, and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Committee. Notwithstanding the foregoing (but except in the case of ISOs and awards subject to section 409A of the Code), with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, "Disability" shall have the meaning, if any, specified in such Participant's employment agreement.

"Dividend Equivalents" means an amount equal to any dividends and distributions paid by the Company with respect to the number of shares of Common Stock subject to an Award.

"Employee" means any non-employee director, officer or employee of, or any natural person who is a consultant to, the Company or any Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

"Executive Officer" means each person who is an officer of the Company or any Subsidiary and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

"Fair Market Value" of a share of Common Stock as of a given date shall be: (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, The Nasdaq Global Market that comprises part of The Nasdaq Stock Market), the closing sale price for a share of Stock on the composite tape or in Nasdaq Global Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) on such date, or, if no such price is reported on such date, the most recent day for which such price is available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the closing sale price for a share of Common Stock on such date as reported by The Nasdaq Capital Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such price is reported for such date, the most recent day for which such price is available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above is practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of an ISO, such fair market value shall be determined subject to section 422(c)(7) of the Code.

"Incumbent Board" has the meaning given in the definition of “Change of Control”.

"ISOs" has the meaning given in Section 5.1(a).

"New Employer" means a Participant's employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

"NSOs" has the meaning given in Section 5.1(a).

“Non-Control Acquisition” - an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a Non-Control Transaction.

“Non-Control Transaction” has the meaning given in the definition of “Change of Control”.

"Option" means the right granted to a Participant pursuant to the Plan to purchase a stated number of shares of Common Stock at a stated price for a specified period of time.

"Participant" means any Employee or prospective Employee designated by the Committee to receive an Award under the Plan.

"Performance Period" means the period, as determined by the Committee, during which the performance of the Company, any Subsidiary, any business unit and any individual is measured to determine whether and the extent to which the applicable performance measures have been achieved, provided that each such period shall be no greater than five years in length.

"Performance Stock" means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the completion of the applicable Performance Period (or such portion of the applicable Performance Period as otherwise provided in Article VI).

"Performance Stock Unit" means a Participant's contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such stated number of shares of Common Stock, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the completion of the applicable Performance Period (or such portion of the applicable Performance Period as otherwise provided in Article VI).

"Performance Unit" means a Participant's contractual right to receive a cash-denominated award, payable in cash or shares of Common Stock or a combination thereof, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period (or such portion of the applicable Performance Period as otherwise provided in Article VI).

"Permitted Transferee" has the meaning given in Section 11.1.

“Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

"Plan" means this EMCORE Corporation 2010 Equity Incentive Plan, as the same may be interpreted by the Committee and/or be amended from time to time.

“Proxy Contest” has the meaning given in the definition of “Change of Control”.

“Related Entity” has the meaning given in the definition of “Non-Control Acquisition”.

"Replacement Award" means an Award made to employees of companies or businesses acquired by the Company to replace incentive awards and opportunities held by such employees prior to such acquisition.

"Restricted Stock" means a grant of a stated number of shares of Common Stock to a Participant under the Plan that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.

"Restricted Stock Unit" means a Participant's contractual right to receive a stated number of shares of Common Stock or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such stated number of shares of Common Stock, under the Plan at the end of a specified period of time that is forfeitable by the Participant until the completion of a specified period of future service, or until otherwise determined by the Committee or in accordance with the Plan.

"Restriction Period" means (i) with respect to any Performance Stock, Performance Stock Unit or Performance Unit, the period beginning on the grant date of such Award and ending on the certification by the Committee that the performance objectives or objectives for the applicable Performance Period have been attained (in whole or in part) in accordance with Section 6.2(d), (ii) with respect to any Restricted Stock or Restricted Stock Unit, the Restriction Period specified in the Award Agreement evidencing such Award, and (iii) with respect to any freestanding Deferred Stock Unit as to which the Committee has specified a Restriction Period in accordance with Section 7.6, the Restriction Period so specified.

"Retained Award" has the meaning given in Section 6.6(a).

"Retirement" means, except as otherwise defined in an Award Agreement, a Participant's retirement from active employment with the Company and any Subsidiary at or after such Participant attains age 65, or after such Participant attains age 55 and has provided, at minimum, 10 years of service to the Company or any Subsidiary.

"Share Award" means an Award of unrestricted shares of Common Stock pursuant to Section 7.7 of the Plan.

"Stock Appreciation Right" means, with respect to shares of Common Stock, the right to receive a payment from the Company in cash and/or shares of Common Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over a specified base price fixed by the Committee on the grant date, multiplied by (ii) a stated number of shares of Common Stock.

“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 5.5 of the Plan, as evidenced by an Award Agreement.

“Subject Person” has the meaning given in the definition of “Change of Control”.

"Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.

“Surviving Corporation” has the meaning given in the definition of “Change of Control”.

"Vesting Date" means (i) with respect to any Performance Stock, Performance Stock Unit, Performance Unit, Restricted Stock or Restricted Stock Unit, the expiration date of the applicable Restriction Period, and (ii) with respect to any Option or Stock Appreciation Right, the date such Award first becomes exercisable in accordance with the Plan and the Award Agreement evidencing such Award.

 “Voting Securities” means all the outstanding voting securities of the Company entitled to vote generally in the election of the Board.

2.2            Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

ARTICLE III

POWERS OF THE COMMITTEE

3.1            Eligibility and Participation. Participants in the Plan shall be those Employees designated by the Committee (or its delegate) to participate in the Plan.

3.2            Power to Grant and Establish Terms of Awards. The Committee shall have the authority, subject to the terms of the Plan, to determine the Employees to whom Awards shall be granted, the type or types of Awards to be granted and the terms and conditions of any and all Awards including, but not limited to, the number of shares of Common Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of applicable Award Agreements (including, without limitation, where and as permitted under the Plan, terms and conditions that may vary from those under the Plan). The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.

3.3            Administration. The Committee shall be responsible for the administration of the Plan. Any Awards granted by the Committee may be subject to such conditions, not inconsistent with the terms of the Plan, as the Committee shall determine. The Committee shall have authority to prescribe, amend and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, to interpret the Plan and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and to carry out its provisions and purposes. Any determination, interpretation or other action made or taken (including any failure to make any determination or interpretation, or take any other action) by the Committee pursuant to the provisions of the Plan, shall, to the greatest extent permitted by law, be within its sole and absolute discretion and shall be final, binding and conclusive for all purposes and upon all persons and shall be given deference in any proceeding with respect thereto. The Committee may appoint accountants, actuaries, counsel, advisors and other persons that it deems necessary or desirable in connection with the administration of the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

3.4            Delegation by the Committee. The Committee may delegate, subject to the provisions of this Plan, EMCORE Corporation’s Incentive Stock Option Grant Policy and such other policies as the Committee may adopt, to any officer or group of officers, or director or group of directors of the Company (including to a subcommittee of members of the Compensation Committee of the Board) or its affiliates any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers; provided, that any delegation to one or more officers of the Company shall be subject to N.J.S.A. Section14A:8-1(4) (or successor provision). Only the Committee may select, grant, administer, or exercise any other discretionary authority under the Plan in respect of Awards granted to such Participants who are Executive Officers. Notwithstanding the foregoing, (i) with respect to any Award intended to qualify as "performance-based" compensation under section 162(m) of the Code, the Committee shall consist solely of two or more "outside directors" within the meaning of the regulations promulgated under section 162(m) of the Code, and (ii) with respect to any award intended to qualify for the exemption contained in Rule 16b-3 promulgated under the Exchange Act, the Committee shall consist solely of two or more "non-employee directors" within the meaning of such Rule, or, in the alternative, of the entire Board.

3.5            Participants Based Outside the United States. In order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder; provided, however, that the Committee may not make any sub-plan that (a) increases the limitations contained in Section 4.3, (b) increases the number of shares available under the Plan, as set forth in Section 4.1; or (c) causes the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act or causes the grant of any performance Award to fail to qualify for an income tax deduction pursuant to section 162(m) of the Code. Subject to the foregoing, the Committee may amend, modify, administer or terminate such sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.

ARTICLE IV

STOCK SUBJECT TO PLAN

4.1            Number. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock available for Awards under the Plan shall not exceed 4,000,000 shares of Common Stock (all of which may be the subject of ISOs granted under the Plan); provided, however, that if the Company’s shareholders so approve at the 2011 shareholder meeting, the maximum number of shares of Common Stock available for Awards under the Plan shall not exceed 7,000,000 shares of Common Stock (all of which may be the subject of ISOs granted under the Plan). The shares of Common Stock to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued shares of Common Stock, not reserved for any other purpose.

4.2            Canceled, Terminated, or Forfeited Awards, etc. Shares subject to any Award granted under the Plan (other than Replacement Awards) that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of Common Stock after the effective date of the Plan shall be available for grant under the Plan. Replacement Awards that for any reason are canceled, terminated, forfeited, settled in cash or otherwise settled without the issuance of Common Stock after the effective date of the Plan shall not be available for grant under the Plan. Without limiting the generality of Section 4.1 hereof, (i) shares of Common Stock tendered by a Participant or withheld by the Company to pay the exercise price of any Options, or to satisfy any tax withholding obligations pursuant to Section 10.4, shall be available for grant under the Plan, (ii) upon settlement of Stock Appreciation Rights, a number of shares of Common Stock equal to (x) the number of shares subject to the Stock Appreciation Rights minus (y) that number of shares delivered to the Participant, shall again be available for grant under the Plan, and (iii) shares of Common Stock issued in connection with Awards that are assumed, converted or substituted pursuant to an Adjustment Event or Change in Control (i.e., Alternative Awards), or issued in connection with Replacement Awards, shall not be counted against the maximum limitation specified in Section 4.1. For purposes of this Article IV, if a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered on such exercise in accordance with Section 5.2(b), the number of shares subject to the tandem Option and Stock Appreciation Right award shall only be taken into account once (and not as to both Awards).

4.3            Individual Award Limitations. Subject to the provisions of Sections 4.2 and 4.4, the following individual Award limits shall apply:

(a)            During any 12-month period, no Participant shall receive Options, Stock Appreciation Rights and/or Stock Purchase Rights covering more than 500,000 shares of Common Stock; and

(b)            During any 12-month period, no Participant shall receive any awards of Performance Stock, Performance Stock Units, Restricted Stock, Restricted Stock Units, Deferred Stock Units and/or Share Awards covering more than 200,000 shares of Common Stock.

(c)            During any calendar year, the maximum dollar amount of cash which may be earned in connection with the grant of Performance Units may not exceed $[_____________].

4.4            Adjustment in Capitalization. In the event of any Adjustment Event affecting the Common Stock, the Committee shall make an equitable and proportionate anti-dilution adjustment to offset any resultant change in the per-share price of the Common Stock and preserve the intrinsic value of Options and any other Awards granted under the Plan. Such mandatory adjustment may include a change in any or all of (a) the number and kind of shares of Common Stock which thereafter may be awarded or optioned and sold under the Plan (including, but not limited to, adjusting any limits on the number and types of Awards that may be made under the Plan), (b) the number and kind of shares of Common Stock subject to outstanding Awards, and (c) the grant, exercise or conversion price with respect to any Award. In addition, the Committee may make provisions for a cash payment to a Participant or a person who has an outstanding Award. The number of shares of Common Stock subject to any Award shall be rounded to the nearest whole number. Any such adjustment shall be consistent with sections 424, 409A and 162(m) of the Code to the extent the Awards subject to adjustment are subject to such sections of the Code.

4.5            Prohibition Against Repricing. Except to the extent (i) approved in advance by a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.

ARTICLE V

STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND STOCK PURCHASE RIGHTS

5.1            Options.

(a)            Grant. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options pursuant to this Plan may be of two types: (i) "incentive stock options" within the meaning of section 422 of the Code ("ISOs") and (ii) non-statutory stock options ("NSOs"), which are not ISOs. The grant date of an Option under the Plan will be: (i) with respect to awards to new hires made in accordance with policies and guidelines, the date of commencement of employment (or such future date as the Committee may determine); and (ii) with respect to all other awards, the date on which the Option is approved by the Committee or such other future date as the Committee shall determine. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, and such other conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Each Option shall be an ISO unless otherwise designated by the Committee at the time of grant or in the Award Agreement evidencing such Option, or unless such Option does not otherwise meet the requirements of section 422 of the Code.

(b)            Exercise Price. Each Option granted pursuant to the Plan shall have an exercise price per share of Common Stock determined by the Committee; provided, that except in the case of Replacement Awards, such per share exercise price may not be less than the Fair Market Value of one share of Common Stock on the Option grant date.

(c)            Exercisability. Each Option awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. No Option shall be exercisable on or after the tenth anniversary of its grant date. Except as otherwise provided in the Plan, the applicable Award Agreement or as determined by the Committee at or after the grant date, after becoming exercisable each installment of an Option shall remain exercisable until expiration, termination or cancellation of the Option and, until such time, may be exercised from time to time in whole or in part, up to the total number of shares of Common Stock with respect to which it is then exercisable.

(d)            Payment. The Committee shall establish procedures governing the exercise of Options, which procedures shall generally require that written notice of exercise thereof be given and that the exercise price thereof and any applicable withholding tax obligations be paid in full at the time of exercise (i) in cash or cash equivalents, including by personal check, (ii) through delivery of shares of Common Stock (either in full or in part, and including actual delivery or delivery by attestation), including, but not limited to, the election by the Participant to reduce the number of shares of Common Stock that are subject to the portion of the Options being exercised having a Fair Market Value equal to such portion, or (iii) in accordance with such other procedures or in such other forms as the Committee shall from time to time determine, which may include a broker-assisted cashless exercise arrangement.

5.2            Stock Appreciation Rights.

(a)            Grant. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may granted on a freestanding basis, not related to any Option. The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is approved by the Committee or such other future date as the Committee shall determine. No Stock Appreciation Right shall be exercisable on or after the tenth anniversary of its grant date. Stock Appreciation Rights shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to freestanding Stock Appreciation Rights, in each case, containing such conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.

(b)            Exercise. Stock Appreciation Rights awarded to a Participant under the Plan shall become exercisable based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Common Stock, and may be exercised only with respect to the shares of Common Stock for which the related Option is then exercisable.

(c)            Settlement. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Common Stock having a Fair Market Value equal to such cash amount, or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such cash amount, determined by multiplying: (i) any increase in the Fair Market Value of one share of Common Stock on the exercise date over the base price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Common Stock on the grant date of such Stock Appreciation Right (except if awarded in tandem with an Option but after the grant date of such Option, then not less than the exercise price of such Option), by (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. Notwithstanding the foregoing, on the grant date the Committee may establish a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

5.3            Termination of Employment.

(a)            Death or Disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment terminates by reason of such Participant's death or Disability, any Options and Stock Appreciation Rights granted to such Participant, whether or not exercisable on or prior to the date of such termination, shall, subject to Section 8.1, be exercisable by the Participant (or the Participant's designated beneficiary, as applicable) at any time prior to the second anniversary of the Participant's termination of employment or the expiration of the term of the Options and Stock Appreciation Rights, whichever period is shorter, and thereafter any Options and Stock Appreciation Rights that have not been exercised shall be forfeited and canceled.

(b)            For Cause. If a Participant's employment with the Company or any Subsidiary is terminated for Cause, all Options and Stock Appreciation Rights granted to such Participant which are then outstanding (whether or not exercisable on or prior to the date of such termination) shall be immediately forfeited and canceled.

(c)            Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment is terminated for any reason other than the ones described in Section 5.3(a) or (b) the Participant may exercise any Options and Stock Appreciation Rights that are exercisable on the date of such termination until the earlier of (i) the 90th day following the date of such termination or, if later, the 90th day following expiration of any blackout period in effect with respect to such Options and Stock Appreciation Rights, and (ii) the expiration of the term of such Options and Stock Appreciation Rights. Any Options and Stock Appreciation Rights that are not exercisable upon termination of a Participant's employment shall be forfeited and canceled as of the date of such termination.

5.4            Committee Discretion. Notwithstanding anything to the contrary contained in this Article V, the Committee may, at or after the date of grant, accelerate or waive any conditions to the exercisability of any Option or Stock Appreciation Right granted under the Plan, and may permit all or any portion of any such Option or Stock Appreciation Right to be exercised following a Participant's termination of employment for any reason on such terms and subject to such conditions as the Board shall determine for a period up to and including, but not beyond, the expiration of the term of such Options or Stock Appreciation Rights.

5.5            Stock Purchase Rights.

(a)            Grant. Stock Purchase Rights may be granted to Participants at such time or times as shall be determined by the Committee. Each Stock Purchase Right shall be evidenced by an Award Agreement that shall specify the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid, the time within which the offeree must accept such offer, and such other conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. The offer shall be accepted by execution of the Award Agreement.

(b)            Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

(c)            Repurchase Option. Unless the Committee determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company (or any Subsidiary) for any reason (including death or Disability). The purchase price for shares of Common Stock repurchased pursuant to the Award Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee.

(d)            Other Provisions. The Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion. For purposes of qualifying grants of Stock Purchase Rights as “performance-based compensation” under section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of performance objectives as described in Sections 6.2(b)-(d). The performance objectives will be set by the Committee on or before the latest date permissible to enable the Stock Purchase Rights to qualify as “performance-based compensation” under section 162(m) of the Code. In granting Stock Purchase Rights which are intended to qualify under section 162(m) of the Code, the Committee will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Stock Purchase Rights under section 162(m) of the Code (e.g., in determining the performance objectives).

(e)            Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as otherwise specifically provided under the Plan.

ARTICLE VI

PERFORMANCE STOCK, PERFORMANCE STOCK UNITS AND PERFORMANCE UNITS

6.1            Grant. Performance Stock, Performance Stock Units and Performance Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Performance Stock, Performance Stock Units and Performance Units under the Plan will be the date on which such Performance Stock, Performance Stock Units and Performance Units are awarded by the Committee or on such other future date as the Committee shall determine. Performance Stock, Performance Stock Units and Performance Units shall be evidenced by an Award Agreement that shall specify the number of shares of Performance Stock, the number of Performance Stock Units, or the dollar amount of any Performance Units, as the case may be, to which such Award pertains, the Restriction Period, the Performance Period, and such other conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Performance Stock Units or Performance Units is made, and the Company shall not be required to set aside a fund for the payment of any such Award.

6.2            Vesting.

(a)            In General. Performance Stock, Performance Stock Units and Performance Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the attainment of specified performance objectives or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. The Committee shall establish the performance objectives upon which the Restriction Period shall lapse, which, in the case of any such Award intended to qualify as "performance-based" compensation under section 162(m) of the Code, shall be established no later than the 90th day after the applicable Performance Period begins (or such other date as may be required or permitted under section 162(m) of the Code).

(b)            Performance Objectives. The performance objectives for any grant of Performance Stock, Performance Stock Units and Performance Units intended to qualify as "performance-based" compensation under section 162(m) of the Code will be based upon the relative or comparative achievement of one or more of the following criteria, as determined by the Committee: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; gross profits; earnings (including adjusted pre-tax earnings, earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; total net cash flow; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to customer satisfaction, research, development, products or projects and recruiting and maintaining personnel. The performance objectives for any grant of Performance Stock, Performance Stock Units and Performance Units not intended to qualify as "performance-based" compensation under section 162(m) of the Code will be based on the foregoing or such other criteria as may be determined by the Committee.

(c)            Special Rules Relating to Performance Objectives. Performance objectives may be established on a Company-wide basis or with respect to one or more Company business units or divisions, or Subsidiaries; and either in absolute terms, relative to the performance of one or more similarly situated companies, or relative to the performance of an index covering a peer group of companies. When establishing performance objectives for the applicable Performance Period, the Committee may exclude any or all "extraordinary items" as determined under U.S. generally acceptable accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes, and as identified in the Company's financial statements, notes to the Company's financial statements or management's discussion and analysis of financial condition and results of operations contained in the Company's most recent report filed with the U.S. Securities and Exchange Commission pursuant to the Exchange Act; provided, that the Committee shall have no discretion with respect to any Award intended to qualify as "performance-based" compensation under section 162(m) of the Code if the exercise of such discretion or the ability to exercise such discretion would cause such Award to fail to qualify as "performance-based" compensation under section 162(m) of the Code.

(d)            Certification of Attainment of Performance Objectives. The Restriction Period with respect to any Performance Stock, Performance Stock Units and Performance Units intended to qualify as "performance-based" compensation under section 162(m) of the Code shall lapse upon the written certification by the Committee that the performance objective or objectives for the applicable Performance Period have been attained. The Committee may provide at the time of grant that if the performance objective or objectives are attained in part, the Restriction Period with respect to a specified portion (which may be zero) of the any Performance Stock, Performance Stock Units and Performance Units will lapse and any remaining portion shall be cancelled; provided, that the Committee shall have no discretion to take such action with respect to any Award intended to qualify as "performance-based" compensation under section 162(m) of the Code if the exercise of such action or the ability to exercise such action would cause such Award to fail to qualify as "performance-based" compensation under section 162(m) of the Code.

(e)            Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive an Award of Performance Stock, Performance Stock Units and Performance Units after the commencement of a Performance Period.

6.3            Additional Provisions Relating to Performance Stock.

(a)            Restrictions on Transferability. Except as otherwise provided in Section 6.6(a), no Performance Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restriction Period. Thereafter, Performance Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement and any other agreement to which the Performance Stock is subject. The Committee shall require that any stock certificates evidencing any Performance Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Performance Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 6.3, shall be void and of no effect.

(b)            Legend. Each certificate evidencing shares of Common Stock subject to an Award of Performance Stock shall be registered in the name of the Participant holding such Performance Stock and shall bear the following (or similar) legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE EMCORE CORPORATION 2010 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH SUCH PLAN, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

(c)            Rights as a Stockholder. The Committee shall determine whether and to what extent dividends and distributions will be credited to the account of a Participant receiving an Award of Performance Stock. Unless otherwise determined by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant's account shall be deemed to have been invested in additional Performance Stock on the payment date established for the related dividend or distribution in an amount per share of Performance Stock equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and any such additional Performance Stock shall be subject to the same terms and conditions as are applicable in respect of the Performance Stock with respect to which such dividends or distributions were payable, and, (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Performance Stock with respect to which they were paid. A Participant holding outstanding Performance Stock shall be entitled to exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.

6.4            Additional Provisions Relating to Performance Stock Units.

(a)            Restrictions on Transferability. Except as otherwise provided in Section 6.6(a) or with the consent of the Committee, Performance Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Stock Units or any interest therein or any rights relating thereto other than as provided in the Plan shall be void and of no effect.

(b)            Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of a Participant receiving an Award of Performance Stock Units. Unless otherwise determined by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant's account shall be deemed to have been invested in additional Performance Stock Units on the payment date established for the related dividend or distribution in an amount per Performance Stock Unit equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and any such additional Performance Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Performance Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares of Common Stock and other securities shall be subject to the same Restriction Period and Performance Period and other restrictions as apply to the Performance Stock Units with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Performance Stock Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Performance Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.

(c)            Settlement of Performance Stock Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Performance Stock Units then held by a Participant, the Company shall issue to the Participant the shares of Common Stock underlying such Performance Stock Units (plus additional shares of Common Stock for each Performance Stock Units credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such shares of Common Stock. To the extent permitted by applicable law (including section 409A of the Code), upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Performance Stock Units. Upon issuance of shares of Common Stock underlying Performance Stock Units following lapse of the Restriction Period, such shares may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement and any other agreement to which such shares are subject.

6.5            Additional Provisions Relating to Performance Units.

(a)            Restrictions on Transferability. Except as otherwise provided in Section 6.6(a) no Performance Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Performance Units or any interest therein or any rights relating thereto shall be void and of no effect.

(b)            Settlement of Performance Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Performance Units then held by a Participant, the Company shall deliver to the Participant a cash payment equal to the value of such Award or, if the Committee has so determined, a number of shares of Common Stock, which shares shall have a Fair Market Value equal to the value of such Award, or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to the value of such Award. To the extent permitted by applicable law (including section 409A of the Code), upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of cash or the shares of Common Stock otherwise deliverable upon settlement of Performance Units. Upon issuance of shares of Common Stock underlying Performance Units following lapse of the Restriction Period, such shares may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement and any other agreement to which such shares are subject.

6.6            Termination of Employment.

(a)            Death or Disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment terminates by reason of such Participant's death or Disability, the Participant or, as the case may be, the Participant's estate, shall retain a portion of his or her Performance Stock, Performance Stock Units and Performance Units equal to the number of shares or units underlying each Award multiplied by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable Performance Period through the date of termination, and the denominator of which is the number of days in such Performance Period (each a "Retained Award"), and the remainder of each Award shall be forfeited and canceled as of the date of such termination. The Restriction Period on a Retained Award shall lapse upon completion of the applicable Performance Period to the extent that applicable performance objectives are attained. Settlement of a Retained Award shall be made at the time and in the manner provided in Sections 6.4(c) and 6.5(b) except that no additional deferrals shall be permitted.

(b)            Retirement. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment terminates as a result of his or her Retirement, any Performance Stock, Performance Stock Units and Performance Units for which the Performance Period has not then lapsed shall be forfeited and canceled as of the date of such termination of employment.

(c)            Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment is terminated for any reason other than one described in Sections 6.6(a) and (b), the then-outstanding Performance Stock, Performance Stock Units and Performance Units granted to such Participant shall be immediately forfeited and canceled as of the date of such termination of employment.

ARTICLE VII

RESTRICTED STOCK, RESTRICTED STOCK UNITS, DEFERRED STOCK UNITS AND SHARE AWARDS

7.1            Grant of Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock and Restricted Stock Units under the Plan will be the date on which such Restricted Stock and Restricted Stock Units are awarded by the Committee or on such other future date as the Committee shall determine. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Restricted Stock and Restricted Stock Units pertain (and, if applicable, whether such Award may be payable in cash), the Restriction Period, and such terms and conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. No shares of Common Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Award.

7.2            Vesting for Restricted Stock and Restricted Stock Units. Restricted Stock and Restricted Stock Units granted to a Participant under the Plan shall be subject to a Restriction Period, which shall lapse upon the performance of a minimum period of service, or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. The Restriction Period on any Restricted Stock and Restricted Stock Units shall not fully lapse prior to a Participant's completion of three years of service to the Company or any Subsidiary from the date of the Award grant; provided, that the Committee may provide for a Restriction Period to lapse in pro rata or graded installments over such three-year period; provided further, that the Committee may grant Awards for Restricted Stock and Restricted Stock Units for an aggregate number of shares of Common Stock not to exceed 350,000 shares of Common Stock that have a Restriction Period which lapses in full prior to a Participant's completion of three years of service to the Company or any Subsidiary from the date of the Award grant (provided, that, shares subject to any Restricted Stock Award that are forfeited and subsequently made available for grant under the Plan in accordance with the first sentence of Section 4.2 shall not count toward the preceding limitation following their forfeiture); and provided further, that the minimum Restriction Period for any such Award granted to a newly eligible individual or a Replacement Award shall instead be one year, and the minimum Restriction Period for any such Award to a non-employee director of the Company or its Subsidiaries shall be as determined by the Committee.

7.3            Additional Provisions Relating to Restricted Stock.

(a)            Restrictions on Transferability. Unless otherwise determined by the Committee, no Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the lapse of the Restriction Period. Thereafter, Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities laws, the Award Agreement, and any other agreement to which the Restricted Stock is subject. The Committee shall require that any stock certificates evidencing any Restricted Stock be held in the custody of the Secretary of the Company until the applicable Restriction Period lapses, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the share covered by such Award. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.3, shall be void and of no effect.

(b)            Legend. Each certificate evidencing shares of Common Stock subject to an Award of Restricted Stock shall be registered in the name of the Participant holding such Restricted Stock and shall bear the legend (or similar legend) as specified in Section 6.3(b).

(c)            Rights as a Stockholder. Unless otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock shall be entitled to (i) receive all dividends and distributions paid in respect of shares of Common Stock underlying such Award; provided, that, if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (ii) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period in which such shares remain subject to the Restriction Period.

7.4            Additional Provisions Relating to Restricted Stock Units.

(a)            Restrictions on Transferability. No Restricted Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Restricted Stock Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan, including this Section 7.4, shall be void and of no effect.

(b)            Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or will be paid currently to, a Participant receiving an Award of Restricted Stock Units. Unless otherwise determined by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant's account shall be deemed to have been invested in additional Restricted Stock Units on the payment date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and any such additional Restricted Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Restricted Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions as apply to the Restricted Stock Units with respect to which they were paid. Unless and until the Company issues a certificate or certificates to a Participant for shares of Common Stock in respect of his or her Award of Restricted Stock Units, or otherwise determined by the Committee at or after the grant date, a Participant holding outstanding Restricted Stock Units shall not be entitled to exercise any voting rights and any other rights as a stockholder with respect to the shares of Common Stock underlying such Award.

(c)            Settlement of Restricted Stock Units. Unless the Committee determines otherwise at or after the grant date, as soon as reasonably practicable after the lapse of the Restriction Period with respect to any Restricted Stock Units, the Company shall issue the shares of Common Stock underlying such Restricted Stock Units (plus additional shares of Common Stock for Restricted Stock Unit credited in respect of dividends or distributions) or, if the Committee so determines in its sole discretion, an amount in cash equal to the Fair Market Value of such shares of Common Stock or any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such shares of Common Stock. To the extent permitted by applicable law (including section 409A of the Code), upon such terms and conditions as the Committee may establish from time to time, a Participant may be permitted to defer the receipt of the shares of Common Stock or cash otherwise deliverable upon settlement of Restricted Stock Units. Upon issuance of shares of Common Stock following lapse of the Restriction Period, such shares may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated in compliance with all applicable securities law, the Award Agreement and any other agreement to which such shares are subject.

7.5            Termination of Employment.

(a)            Death or Disability. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment terminates by reason of such Participant's death or Disability, the Participant or, as the case may be, the Participant's estate, shall retain a portion of his or her Restricted Stock and Restricted Stock Units equal to the number of shares or units underlying each Award multiplied by a fraction, the numerator of which is the number of days elapsed from the commencement of the applicable Restriction Period through the date of termination, and the denominator of which is the number of days in such Restriction Period (each a "Retained Restricted Award"), and the remainder of each Award shall be forfeited and canceled as of the date of such termination. The Restriction Period on a Retained Restricted Award shall lapse upon the Participant’s termination of employment. Settlement of a Retained Restricted Award shall be made at the time and in the manner provided in Sections 7.3 and 7.4 except that no additional deferrals shall be permitted.

(b)            Any Other Reason. Unless otherwise determined by the Committee at or after the grant date, if a Participant's employment is terminated for any reason during the Restriction Period other than as described in Section 7.5(a), any Restricted Stock and Restricted Stock Units granted to such Participant for which the Restriction Period has not then expired shall be forfeited and canceled as of the date of such termination.

7.6            Deferred Stock Units.

(a)            In General. Freestanding Deferred Stock Units may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Stock Units under the Plan will be the date on which such freestanding Deferred Stock Units are awarded by the Committee or on such other future date as the Committee shall determine. In addition, to the extent permitted by applicable law (including section 409A of the Code), on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation and/or incentive bonus ("Deferred Annual Amount") payable by the Company or a Subsidiary and receive in lieu thereof an Award of elective Deferred Stock Units equal to the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount by (ii) the Fair Market Value of one share of Common Stock on the date of payment of such compensation and/or annual bonus. Deferred Stock Units shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock to which the Deferred Stock Units pertains, and such terms and conditions as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Upon the grant of Deferred Stock Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of shares of Deferred Stock Units awarded to the Participant. No shares of Common Stock will be issued to the Participant at the time an award of Deferred Stock Units is granted.

(b)            Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or will be paid currently to, a Participant receiving an Award of Deferred Stock Units. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant's account shall be deemed to have been invested in additional Deferred Stock Units on the payment date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Common Stock on such date, and such additional Deferred Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the terms, conditions and restrictions as apply to the Deferred Stock Units with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Stock Units awarded pursuant to the Plan (including, but not limited to, the right to vote on any matter submitted to the Company's stockholders) until such time as the shares of Common Stock attributable to such Deferred Stock Units have been issued to such Participant or his beneficiary.

(c)            Restrictions on Transferability. No Deferred Stock Units may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Any attempt by a Participant, directly or indirectly, to offer, transfer, sell, pledge, hypothecate or otherwise dispose of any Deferred Stock Units or any interest therein or any rights relating thereto without complying with the provisions of the Plan shall be void and of no effect.

(d)            Settlement. Unless the Committee determines otherwise at or after the grant date, the Company shall issue the shares of Common Stock underlying any of a Participant's freestanding Deferred Stock Units (and related Dividend Equivalents) for which the Restriction Period shall have lapsed on or prior to the date of such Participant's termination of employment with the Company and any Subsidiary, other than a termination for Cause, as soon as administratively practicable, but not later than 90 days, following the date of such termination of employment (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with section 409A of the Code and the rules and procedures of the Committee or as may be required by applicable law). Unless the Committee determines otherwise at or after the grant date, in the event of the termination of a Participant's employment with the Company and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any shares of freestanding Deferred Stock Units (and related Dividend Equivalents) credited to his account, whether or not the Restriction Period shall have then lapsed. Subject to Article VIII and Article X, and the last sentence of Section 7.6(a), unless the Committee determines otherwise at or after the grant date, the Company shall issue the shares of Common Stock underlying any of a Participant's elective Deferred Stock Units (and related Dividend Equivalents) credited to such Participant's account under the Plan as soon as administratively practicable, but not later than 90 days, following the date of such Participant's termination of employment (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee or as may be required by applicable law). The Committee may provide in the Award Agreement applicable to any Award of Deferred Stock Units that, in lieu of issuing shares of Common Stock in settlement of any Deferred Stock Units, the Committee may direct the Company to pay to the Participant the Fair Market Value of the shares of Common Stock corresponding to such Deferred Stock Units in cash, or in any combination of shares of Common Stock and cash having an aggregate Fair Market Value equal to such shares of Common Stock.

(e)            Further Deferral Elections. To the extent permitted by applicable law (including section 409A of the Code), upon such terms and conditions as the Committee may establish from time to time, a Participant may elect to further defer receipt of shares of Common Stock issuable in respect of Deferred Stock Units (or an installment of an Award) for a specified period or until a specified event.

7.7            Share Awards. Share Awards may be granted to Participants at such time or times as shall be determined by the Committee on such terms and conditions as the Committee may determine in its discretion. Share Awards may be made as additional compensation for services rendered by a Participant to the Company or any Subsidiary or may be in lieu of cash or other compensation to which the Participant may be entitled from the Company or any Subsidiary.

ARTICLE VIII

CHANGE IN CONTROL

8.1            Accelerated Vesting and Payment.

(a)            In General. Unless otherwise determined by the Committee at or after the grant date, or unless the Committee otherwise determines in the manner set forth in Section 8.2, upon the occurrence of a Change in Control, (i) all Options and Stock Appreciation Rights shall become immediately exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units and freestanding Deferred Stock Units shall lapse immediately prior to such Change in Control, and (iii) shares of Common Stock underlying Awards of Restricted Stock Units and Deferred Stock Units shall be issued to each Participant then holding such Award immediately prior to such Change in Control; provided, that, at the discretion of the Committee (as constituted immediately prior to the Change in Control), each such Option, Stock Appreciation Right, Restricted Stock Unit and/or Deferred Stock Unit may be canceled in exchange for an amount equal to the product of (A) (I) in the case of Options and Stock Appreciation Rights, the excess, if any, of the product of the Change in Control Price over the exercise price for such Award, and (II) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of shares of Common Stock covered by such Award; provided, further, that where the Change in Control does not constitute a “change in control event” as defined under section 409A of the Code, the shares to be issued, or the amount to be paid, for each Award that constitutes deferred compensation subject to section 409A of the Code shall be paid at the time or schedule applicable to such Awards (assuming for these payment purposes (but not the lapsing of the Restriction Period) that no such Change in Control had occurred). Notwithstanding the foregoing, the Committee may, in its discretion, instead terminate any outstanding Options and Stock Appreciation Rights if either (x) the Company provides holders of such Options and Stock Appreciation Rights with reasonable advance notice to exercise their outstanding and unexercised Options and Stock Appreciation Rights or (y) the Committee reasonably determines that the Change in Control Price is equal to or less than the exercise price for such Options and Stock Appreciation Rights.

(b)            Performance Stock, Performance Stock Units and Performance Units. Performance Stock, Performance Stock Units, and Performance Units that are outstanding in the event of a Change in Control shall be treated as provided in the individual Award Agreement governing such Performance Stock, Performance Stock Units, and Performance Units.

(c)            Timing of Payments. Payment of any amounts calculated in accordance with Section 8.1(a) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control (subject to the payment timing restrictions contained in the second proviso of the first sentence of Section 8.1(a)). For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

8.2            Alternative Awards. Notwithstanding Section 8.1, unless otherwise determined by the Committee at or after the grant date, no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Award (other than an award of Performance Stock, Performance Stock Units, and Performance Units except as provided therein), if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an "Alternative Award") by the New Employer, provided, that any Alternative Award must:

(i)             be based on shares of Common Stock that are traded on an established U.S. securities market or another public market determined by the Committee prior to the Change in Control;

(ii)            provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment (including liquidity rights with respect to shares of Common Stock received in settlement of such Award);

(iii)           have substantially equivalent economic value to such Award (determined at the time of the Change in Control);

(iv)           have terms and conditions which provide that in the event that the Participant suffers an involuntary termination without Cause within two years following the Change in Control, any conditions on the Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be; and

(v)            not result in adverse tax consequences to the Participant under section 409A of the Code.

ARTICLE IX

EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

The Plan was adopted by the Board on April 7, 2010, and approved by the Company's shareholders at the annual meeting of shareholders held on May 21, 2010. The amendment and restatement of the Plan provided herein is subject to shareholder approval at the 2011 shareholder meeting. The Plan shall continue in effect, unless sooner terminated pursuant to this Article X, until the tenth anniversary of the date on which it is adopted by the Board (or if applicable, the 10 year anniversary of the date of the latest shareholder approval of the Plan). The Board or the Committee may at any time terminate or suspend the Plan, and from time to time may amend or modify the Plan; provided, that without the approval by a majority of the votes cast at a meeting of shareholders at which a quorum representing a majority of the shares of the Company entitled to vote generally in the election of directors is present in person or by proxy, no amendment or modification to the Plan may (i) materially increase the benefits accruing to participants under the Plan, (ii) except as otherwise expressly provided in Section 4.4, materially increase the number of shares of Common Stock subject to the Plan or the individual Award limitations specified in Section 4.3, (iii) modify the restrictions provided in Section 4.5 or (iv) materially modify the requirements for participation in the Plan. No amendment, modification, or termination of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant. Notwithstanding the foregoing, the Board or Committee may take such actions as it deems appropriate to ensure that the Plan and any Awards may comply with any tax, securities or other applicable law. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority as provided in the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards. Except as otherwise determined by the Board, termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. Following a Change in Control, no action shall be taken under the Plan that will cause any Award that has previously been determined to be (or is determined to be) subject to section 409A of the Code to fail to comply in any respect with section 409A of the Code without the written consent of the Participant.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.1          Nontransferability of Awards. No Award shall be assignable or transferable except by will or the laws of descent and distribution; provided, that the Committee or the Board may, except as otherwise provided in the Plan, permit (on such terms and conditions as it shall establish) in its sole discretion a Participant to transfer an Award for no consideration to (i) the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests, or to organizations qualifying as charitable organizations within the meaning of section 501(c)(3) of the Code or (ii) any other person or entity (each of (i) and (ii), upon such permitted transfer, a "Permitted Transferee"). Except to the extent required by law, no Award shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

10.2          Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to or exercised by the Participant's surviving spouse, if any, or otherwise to or by his or her estate.

10.3          No Guarantee of Employment or Participation. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary (regardless of whether such termination results in (1) the failure of any Award to vest; (2) the forfeiture of any unvested or vested portion of any Award; and/or (3) any other adverse effect on the individual’s interests under the Plan). No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

10.4          Tax Withholding. The Company shall have the right and power to deduct from all amounts paid to a Participant in cash or shares (whether under this Plan or otherwise) or to require a Participant to remit to the Company promptly upon notification of the amount due, an amount (which may include shares of Common Stock) to satisfy the minimum federal, state or local or foreign taxes or other obligations required by law to be withheld with respect thereto with respect to any Award under this Plan. In the case of any Award satisfied in the form of shares of Common Stock, no shares of Common Stock shall be issued unless and until arrangements satisfactory to the Committee shall have been made to satisfy the statutory minimum withholding tax obligations applicable with respect to such Award. The Company may defer payments of cash or issuance or delivery of Common Stock until such requirements are satisfied. Without limiting the generality of the foregoing, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including shares of Common Stock issuable in respect of an Award) to satisfy, in whole or in part, the amount required to be withheld (provided that such amount shall not be in excess of the minimum amount required to satisfy the statutory withholding tax obligations).

10.5          Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed. The Company, in its discretion, may postpone the granting, exercising and settlement of Awards, the issuance or delivery of shares of Common Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares of Common Stock in compliance with applicable laws, rules and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise or settlement of any Award or to otherwise sell or issue shares of Common Stock in violation of any such laws, rules or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or shares of Common Stock issuable thereunder) that shall lapse because of such postponement.

10.6          Indemnification. To the maximum extent provided by law and by the Company’s Certificate of Incorporation and/or By-Laws, each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

10.7          No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

10.8          Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of Common Stock under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO or to the extent required or permitted by applicable law.

10.9          409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

Solely for purposes of determining the time and form of payments due under any Award that is considered nonqualified deferred compensation under section 409A of the Code and that is not otherwise exempt from section 409A of the Code, a Participant shall not be deemed to have incurred a termination of employment unless and until he shall incur a “separation from service” within the meaning of section 409A of the Code. Notwithstanding any other provision in this Plan, if as of Participant’s separation from service, the Participant is a “specified employee” as determined by the Company, then to the extent any amount payable under any Award that is considered nonqualified deferred compensation under section 409A of the Code and that is not otherwise exempt from section 409A of the Code, for which payment is triggered by Participant’s separation from service (other than on account of death), and that under the terms of the Award would be payable prior to the six-month anniversary of the Participant’s separation from service, such payment shall be delayed until the earlier to occur of (a) the six-month anniversary of such separation from service or (b) the date of the Participant’s death.

10.10        Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of New Jersey without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of New Jersey specifically and mandatorily applies.

10.11        Severability; Blue Pencil. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

10.12        No Impact On Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant's right under any such plan, policy or program. No amount payable in respect of any Award pursuant to an Award shall be deemed part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws.

10.13        No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

10.14        Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

10.15        No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

10.16        Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

10.17        Code Section 83(b) Elections. The Company, its Affiliates and the Committee have no responsibility for any Participant's election, attempt to elect or failure to elect to include the value of a Restricted Stock Award or other Award subject to section 83 of the Code in the participant's gross income for the year of payment pursuant to section 83(b) of the Code. Any participant who makes an election pursuant to section 83(b) of the Code will promptly provide the Committee with a copy of the election form.

10.18        No Obligation to Exercise Awards; No Right to Notice of Expiration Date. The grant of an Award of an Option, Stock Appreciation Right or Stock Purchase Right will impose no obligation upon the Participant to exercise the Award. The Company, its Affiliates and the Committee have no obligation to inform a Participant of the date on which any Award lapses except in the Award Agreement.

10.19        Right to Offset. Notwithstanding any provisions of the Plan to the contrary, and to the extent permitted by applicable law (including section 409A of the Code), the Company may offset any amounts to be paid to a Participant (or, in the event of the Participant’s death, to his beneficiary or estate) under the Plan against any amounts that such Participant may owe to the Company or its Affiliates.

10.20        Furnishing Information. A Participant will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary when eligibility or entitlement to any compensation or benefit based on Disability is at issue.

EXHIBIT C

EMCORE CORPORATION

2000 EMPLOYEE STOCK PURCHASE PLAN

AMENDED November 9, 2010

ARTICLE I

ESTABLISHMENT

Purpose

The EMCORE Corporation 2000 Employee Stock Purchase Plan (the “Plan”) is hereby established by EMCORE Corporation (the “Company”), the purpose of which is to provide a method whereby employees of the Company or any Designated Subsidiary (as defined herein), will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Plan is also established to help promote the overall financial objectives of the Company’s stockholders by promoting those persons participating in the Plan to achieve long-term growth in stockholder equity. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code and the regulations promulgated thereunder.

ARTICLE II

DEFINITIONS

The following words and phrases, as used herein, shall have the meanings indicated unless the context clearly indicates to the contrary:

2.01             Account shall mean the bookkeeping account established on behalf of a Participant to which is credited all contributions paid for the purpose of purchasing Common Stock under the Plan, and to which shall be charged all purchases of Common Stock, or withdrawals, pursuant to the Plan. Such Account shall remain unfunded as described in Section 8.11 of the Plan.

2.02             Affiliate shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person. Any “Relative” (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. Neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Common Stock.

2.03             Agreement shall mean, either individually or collectively, any subscription, enrollment and/or withholding agreement, in the form prescribed by the Committee, entered into pursuant to the Plan between the Company or a Designated Subsidiary and a Participant. Such Agreement shall be an authorization for the Company or a Designated Subsidiary to withhold amounts from such Participant’s Compensation, at the Contribution Rate specified in the Agreement, to be applied to purchase Common Stock.

2.04             Beneficial Ownership (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.05             Beneficiary shall mean the person specified by a Participant in his or her most recent written designation that is filed with the Committee to receive any benefits under the Plan in the event of such Participant’s death, in accordance with Section 8.01.

2.06             Board shall mean the Board of Directors of the Company

2.07             Change in Control shall mean the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to awards granted under the Plan or compensatory options or other similar awards granted by the Company) of any Voting Securities by any Person, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 2.07(a), Voting Securities which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change in Control;

(b) the individuals who, immediately prior to the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened “Election Contest” (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(c) the consummation of:

(1) a merger, consolidation or reorganization involving the Company unless:

(A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Surviving Corporation, and

(C) no Person, other than (i) the Company, (ii) any Related Entity (as defined in Section 2.20), (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, the Surviving Corporation, or any Related Entity or (iv) any Person who, together with its Affiliates, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities

(a transaction described in clauses (A) through (C) above is referred to herein as a “Non-Control Transaction”);

(2) a complete liquidation or dissolution of the Company; or

(3) an agreement for the sale or other disposition of all or substantially all of the assets or business of the Company to any Person (other than a transfer to a Related Entity or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities which in either case increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall be deemed to occur.

2.08             Commission shall mean the Securities and Exchange Commission or any successor entity or agency.

2.09             Committee shall mean the Plan Committee of the Board as described in Article VII.

2.10             Compensation shall mean, for the relevant period, (a) the total compensation paid in cash to a Participant by the Company and/or a Designated Subsidiary, including salaries, wages, commissions, overtime pay, shift premiums, bonuses, and incentive compensation, plus (b) any pre-tax contributions made by a Participant under Section 401(k) or 125 of the Code. Compensation shall exclude non-cash items, moving or relocation allowances, geographic hardship pay, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance or notice pay, fringe benefits, contributions (except as provided in clause (b) of the immediately preceding sentence) or benefits received under employee benefit or deferred compensation plans or arrangements, income attributable to stock options and similar items.

2.11             Common Stock shall mean shares of common stock of the Company, without par value, or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

2.12             Contribution Rate shall be that rate of contribution of Compensation to the Plan stated in the Agreement, subject to determination in accordance with Article IV.

2.13             Designated Subsidiary shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

2.14             Effective Date shall mean April 1, 2000.

2.15             Eligible Employee shall mean any individual who is employed on a full-time or part-time basis by the Company or a Designated Subsidiary on an Enrollment Date, except that the Committee in its sole discretion may exclude:

(i)	employees whose customary employment is not more than 20 hours per week;

(ii)	employees whose customary employment is for not more than five months in any calendar year; and

(iii)	employees who are considered to be a highly compensated employee of the Company or Designated Subsidiary within the meaning of Section 414(q) of the Code.

As of the Effective Date, and unless and until the Committee determines otherwise, only those employees described in Section 2.15(i) and (ii) are excluded from the class of Eligible Employees.

2.16          Enrollment Date shall mean the first day of each Offering Period.

2.17          Exchange Act means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

2.18          Exercise Date shall mean the last day of each Offering Period.

2.19          Fair Market Value of a share of Common Stock as of a given date shall mean: (i) if the Common Stock is listed or admitted to trading on an established stock exchange (including, for this purpose, the Nasdaq National Market), the mean of the highest and lowest sale prices for a share of the Common Stock on the composite tape or in Nasdaq National Market trading as reported in The Wall Street Journal (or, if not so reported, such other nationally recognized reporting source as the Committee shall select) for such date, or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; (ii) if the Common Stock is not then listed or admitted to trading on such a stock exchange, the mean of the closing representative bid and asked prices for the Common Stock on such date as reported by the Nasdaq Small Cap Market or, if not so reported, by the OTC Bulletin Board (or any successor or similar quotation system regularly reporting the market value of the Common Stock in the over-the-counter market), or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used; or (iii) in the event neither of the valuation methods provided for in clauses (i) and (ii) above are practicable, the fair market value of a share of Common Stock determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of such date.

2.20          Non-Control Acquisition shall mean an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (x) the Company or (y) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (a “Related Entity”), (2) the Company or any Related Entity, (3) any of Thomas Russell, The AER Trust 1997, Robert Louis-Dreyfus, Gallium Enterprises, Inc. and Reuben Richards, or (4) any Person in connection with a Non-Control Transaction.

2.21          Offering Period shall mean a period as determined by the Committee during which a Participant’s Option may be exercised and the accumulated value of the Participant’s Account may be applied to purchase Common Stock. Unless otherwise specified by the Committee, the initial Offering Period will begin on February 25th and end on the last Trading Day on or before August 25th of the same calendar year. The 2nd offer period will begin on August 26th and end on the last Trading Day on or before February 24th. The duration of Offering Periods may be changed by the Committee or the Board pursuant to Section 3.06 or 5.04.

2.22          Option shall mean the right to purchase the number of shares of Common Stock specified in accordance with the Plan at a price and for a term fixed in accordance with the Plan, and subject to such other limitations and restrictions as may be imposed by the Plan or the Committee in accordance with the Plan.

2.23          Option Price shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or Exercise Date, whichever is lower.

2.24          Participant shall mean an Eligible Employee who satisfies the eligibility conditions of Article III, and to whom an Option has been granted by the Committee under the Plan.

2.25          Person shall mean “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of Persons.

2.26          Plan Year shall mean the period of twelve (12) or fewer consecutive months commencing on the Effective Date and ending on December 31st of the same calendar year, and the twelve (12) consecutive month period ending the last day of each December of each calendar year thereafter. The Committee may at any time designate another period as the Plan Year.

2.27          Reserves shall mean the number of shares of Common Stock covered by each Option under the Plan that have not yet been exercised and the number of shares of Common Stock that have been authorized for issuance under the Plan but not yet placed under an Option.

2.28          Securities Act shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

2.29          Subsidiary shall mean any present or future corporation, domestic or foreign, which is or would be a “subsidiary corporation,” as defined under Section 424(f) of the Code, of the Company.

2.30          Trading Day shall mean a day on which national stock exchanges are open for trading.

2.31          Voting Securities shall mean all outstanding voting securities of the Company entitled to vote generally in the election of the Board.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.01          Initial Eligibility

Any individual who is otherwise an Eligible Employee and who is employed with the Company or a Designated Subsidiary on the Effective Date or becomes employed with the Company or a Designated Subsidiary after the Effective Date and is otherwise an Eligible Employee, may participate in the Plan immediately beginning with the first Offering Period that occurs concurrent with or next following either the Effective Date or that individual’s initial date of such employment.

3.02          Leave of Absence

For purposes of the Plan, an individual’s employment relationship is still considered to be continuing intact while such individual is on sick leave, or other leave of absence approved by the Committee or the Participant’s supervisor; provided, however, that if the period of leave of absence exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

3.03          Eligibility Restrictions

Notwithstanding any provisions of the Plan to the contrary, no employee of the Company or a Designated Subsidiary shall be granted an Option under the Plan:

(a)
if, immediately after the Option is granted, applying the rules under Section 424(d) of the Code to determine Common Stock ownership, such employee would own, immediately after the Option is granted, five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary; or

(b)
which permits such employee’s rights to purchase stock under the Plan and any other employee stock purchase plans of the Company or any Subsidiary to accrue at a rate that exceeds $25,000 (or such other amount as may be adjusted from time to time under applicable provisions of the Code or Regs) in Fair Market Value of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding.

3.04          Participation

(a)            An Eligible Employee may commence participation by completing an Agreement authorizing payroll deductions and filing it with the payroll office of the Company prior to the applicable Enrollment Date. Such an Eligible Employee is referred to as a Participant.

(b)            Any payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Article VI.

3.05          Option Grant

On the Enrollment Date of each Offering Period, each Participant participating in the Offering Period shall be granted an Option to purchase on the Exercise Date of such Offering Period (at the appropriate Option Price) up to a number of shares of Common Stock as determined by dividing the particular Participant’s payroll deductions that have accumulated prior to such Exercise Date and retained in such Participant’s Account as of that Exercise Date by the appropriate Option Price. Such purchase of shares of Common Stock shall be subject to the limitations under Sections 3.03 and 3.09. Exercise of the Option shall occur as provided in Section 3.07, unless the Participant has withdrawn as provided in Article VI. The Option shall expire on the last day of the Offering Period. The Committee may determine that there shall be no Options granted under the Plan for any particular Plan Year.

3.06          Offering Period

The Plan shall be implemented by consecutive Offering Periods of Common Stock. Each Agreement shall specify the Offering Period for which the Option is granted, which shall be determined by the Committee in accordance with the Plan. The Committee shall have the authority to change the duration of Offering Periods, including the commencement dates thereof, with respect to future offerings without approval of the Company’s stockholders. Under such circumstances, any change to the Offering Periods shall be announced at least ten (10) days prior to the scheduled beginning of the initial Offering Period to be affected. In no event, however, shall an Offering Period extend beyond the period permitted under Section 423(b)(7) of the Code.

3.07          Exercise of Option

Unless a Participant provides written notice to the Company, or withdraws from the Plan as provided in Article VI, his Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Option shall be purchased for such Participant at the applicable Option Price, using the accumulated payroll deductions in his Account, subject to the limitations under Sections 3.03 and 3.09. No fractional shares shall be purchased. Any payroll deductions accumulated in an Account that are not sufficient to purchase a full share of Common Stock shall be retained in the Account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Article VI. Any other monies remaining in a Participant’s Account after the Exercise Date shall be returned to the Participant or his Beneficiary in cash, without interest. During a Participant’s lifetime, such Participant’s Option is exercisable only by such Participant.

3.08          Delivery of Stock

(a)            As promptly as practical after each Exercise Date on which a purchase of Common Stock occurs, the Company shall arrange the delivery to each Participant, or his Beneficiary, of a certificate representing the shares of Common Stock purchased upon exercise of such Participant’s Option, except that the Committee may determine that such shares shall be held for each Participant’s benefit by a broker designated by the Committee unless the Participant has delivered to the Committee a written election that certificates representing such shares be issued to him. Shares of Common Stock issued upon exercise of an Option and delivered to or for the benefit of a Participant or Beneficiary will be registered in the name of such Participant or Beneficiary, as the case may be. Alternatively, at the direction of a Participant through written notice to the Committee at least ten (10) days prior to the applicable Exercise Date, such shares shall be registered in the names of such Participant and one other person as may be designated by the Participant, as joint tenants with rights of survivorship, community property or as tenants by the entirety, to the extent permitted by applicable law.

(b)            The Committee may require a Participant or his Beneficiary to give prompt written notice to the Company concerning any disposition of shares of Common Stock received upon the exercise of such Participant’s Option within: (i) two (2) years from the date of granting of such Option to such Participant, (ii) one (1) year from the transfer of such shares of Common Stock to such Participant, or (iii) such other period as the Committee may from time to time determine.

3.09          Maximum Number of Shares

In no event shall the number of shares of Common Stock that a Participant may purchase during any one Offering Period under the Plan exceed the number of shares determined by (a) multiplying twenty percent (20%) of the amount of the Participant’s Compensation for the payroll period immediately preceding the date he is first granted an Option for such Offering Period by the number of payroll periods from such date to the end of such Offering Period, and (b) dividing that product by 85% of the Fair Market Value of a share of Common Stock on such date.

3.10          Withholding

At the time an Option is exercised, or at the time some or all of the Common Stock that is issued under the Plan is disposed of, the Company may withhold from any Compensation or other amount payable to the applicable Participant, or require such Participant to remit to the Company (or make other arrangements satisfactory to the Company, as determined in the Committee’s discretion, regarding payment to the Company of), the amount necessary for the Company to satisfy any Federal, state or local taxes required by law to be withheld with respect to the shares of Common Stock subject to such Option or disposed of, as a condition to delivery of any certificate or certificates for any such shares of Common Stock. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any Federal, state or local tax or withholding obligations with respect to such payments.

ARTICLE IV

PAYROLL DEDUCTIONS

4.01          Contribution Rate

(a)            At the time a Participant files an Agreement with the Committee authorizing payroll deduction, he may elect to have payroll deductions made on each payday during the Offering Period, and such Contribution Rate shall be a minimum of one percent (1%) and a maximum of ten percent (10%) of the Participant’s Compensation in effect on each payroll period during the Offering Period, unless the Committee determines otherwise in a manner applicable uniformly to all Participants. The payroll deductions shall only be made in whole percentages of the Participant’s Compensation. Participants may not make any separate cash payments outside payroll deductions under the Plan except as otherwise provided in Section 5.04(d) in the event of a Change in Control.

(b)            A Participant may discontinue his participation in the Plan as provided in Article VI, or may elect to decrease the rate of his payroll deductions during the Offering Period by filing a new Agreement with the Committee that authorizes a change in his Contribution Rate. Such election by the Participant to decrease his Contribution Rate shall only be permitted once during each Offering Period. The Committee may, in its discretion, in a fair and equitable manner, limit the number of Participants who change their Contribution Rate during any Offering Period. Any such change in Contribution Rate accepted by the Committee shall be effective with the first full payroll period following ten (10) business days after the Committee’s receipt of the new Agreement authorizing the new Contribution Rate, unless the Committee elects to process a change in the Contribution Rate more quickly. A Participant’s authorization to change his Contribution Rate shall remain in effect for successive Offering Periods unless terminated as provided in Article VI.

(c)            Notwithstanding the foregoing provisions of this Section 4.01, the Committee may decrease a Participant’s Contribution Rate, but not below zero percent, at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code or Section 3.03 of the Plan. To the extent necessary in such case, payroll deductions shall recommence at the rate provided in such Participant’s Agreement at the beginning of the first Offering Period that is scheduled to begin in the following Plan Year, unless the Participant withdraws from the Plan in accordance with Article VI.

4.02          Participant Account

All payroll deductions made for a Participant shall be credited to his Account under the Plan.

4.03          Interest

No interest shall accrue on the payroll deductions of a Participant under the Plan. In addition, no interest shall be paid on any and all money that is distributed to a Participant, or his Beneficiary, pursuant to the provisions of Sections 6.01 and/or 6.03.

ARTICLE V

COMMON STOCK

5.01          Shares Provided

(a)            The maximum number of shares of Common Stock that may be issued under the Plan shall be 4,500,000 shares. This number is subject to an adjustment upon any changes in capitalization of the Company as provided in Section 5.04.

(b)            The Committee may determine, in its sole discretion, to include in the number of shares of Common Stock available under the Plan any shares of Common Stock that cease to be subject to an Option or are forfeited or any shares subject to an Option that terminates without issuance of shares of Common Stock actually being made to the Participant.

(c)            If the number of shares of Common Stock that Participants become entitled to purchase under the Plan is greater than the shares of Common Stock offered in a particular Offering Period or remaining available under the Plan, the available shares of Common Stock shall be allocated by the Committee among such Participants in such manner as the Committee determines is fair and equitable.

5.02          Participant Interest

The Participant shall have no interest as a shareholder, including, without limitation, voting or dividend rights, with respect to shares of Common Stock covered by his Option until such Option has been exercised in accordance with the Plan and his Agreement.

5.03          Restriction of Shares Upon Exercise

The Committee may, in its discretion, require as conditions to the exercise of any Option that the shares of Common Stock reserved for issuance upon the exercise of the Option shall have been duly listed upon a stock exchange, and that either:

(a)	a registration statement under the Securities Act with respect to the shares shall be effective, or

(b)
the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

5.04          Changes in Capital

(a)            Subject to any required action by the shareholders of the Company, upon changes in the outstanding Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or exchange of shares, merger, recapitalization, consolidation, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), reorganization, reclassification, or increase or decrease in the number of shares of capital stock of the Company effected without receipt of full consideration therefor, or any other similar change affecting the Company’s capital structure, the Committee shall make appropriate adjustments, in its discretion, to, or substitute, as applicable, the number, class and kind of shares of stock available for Options under the Plan, outstanding Options and the Reserves, the maximum number of shares that a Participant may purchase per Offering Period, the Option Prices of outstanding Options and any other characteristics or terms of the Options or the Plan as the Committee shall determine are necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall be reasonably determined by the Committee. Notice of any such adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment, whether or not such notice has been given, shall be effective and binding for all purposes of the Plan.

(b)            The existence of the Plan and any Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or a Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of the Company’s or a Subsidiary’s assets or business or any other corporate act or proceeding.

(c)            The Board may at any time terminate an Offering Period then in progress and provide, in its discretion, that Participants’ then outstanding Account balances shall be used to purchase shares pursuant to Article III or returned to the applicable Participants.

(d)            In the event of a Change in Control, the Committee may, in its discretion:

(i)
permit each Participant to make a single sum payment with respect to his outstanding Option before the Exercise Date equal to the amount the Participant would have contributed as determined by the Committee for the payroll periods remaining until the Exercise Date, and provide for termination of the Offering Period then in progress and purchase of shares pursuant to Article III; or

(ii)
provide for payment in cash to each Participant of the amount standing to his Account plus an amount equal to the highest value of the consideration to be received in connection with such transaction for one share of Common Stock, or, if higher, the highest Fair Market Value of the Common Stock during the 30 consecutive Trading Days immediately prior to the closing date or expiration date of such transaction, less the Option Price of the Participant’s Option (determined for all purposes of this Section 5.04(d)(ii) using such closing or termination date as the Exercise Date in applying Section 2.23), multiplied by the number of full shares of Common Stock that could have been purchased for such Participant immediately prior to the Change in Control with the amount standing to his Account at the Option Price, and that all Options so paid shall terminate.

ARTICLE VI

WITHDRAWAL

6.01          General

By written notice to the Company, at any time up to 3 days prior to the last day of any particular Offering Period, a Participant may elect to withdraw all of the accumulated payroll deductions in his Account at such time. All of the accumulated payroll deductions credited to such withdrawing Participant’s Account shall be paid to such Participant promptly after receipt of his written notice of withdrawal. In addition, upon the Participant’s written notice of withdrawal, the Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares on behalf of such Participant shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Participant delivers to the Committee a new Agreement authorizing payroll deductions.

6.02          Effect on Subsequent Participation

A Participant’s withdrawal from an Offering Period shall not have any effect upon his eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Subsidiary or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

6.03          Termination of Employment

Upon termination of employment as an Eligible Employee, for any reason, a Participant shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s Account during the Offering Period but not yet used to exercise the Option shall be returned to such Participant, or, in the case of a Participant’s death, the payroll deductions credited to such deceased Participant’s Account shall be paid to his Beneficiary or Beneficiaries, and the Participant’s Option shall be automatically terminated. A transfer of a Participant’s employment between or among the Company and any Designated Subsidiary or Designated Subsidiaries shall not be treated as a termination of employment for purposes of the Plan.

ARTICLE VII

ADMINISTRATION

7.01          Generally

The Plan shall be administered by a committee the members of which are appointed by the Board. The Committee shall consist of no fewer than three (3) members. Notwithstanding the foregoing, the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to any matters which under any applicable law, regulation or rule are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. In addition, the Board shall have discretionary authority to designate, from time to time, without approval of the Company’s stockholders, those Subsidiaries that shall be Designated Subsidiaries, the employees of which are eligible to participate in the Plan.

7.02          Authority of the Committee

The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or Section 7.01, subject to the express provisions of the Plan, the Committee shall have full and exclusive discretionary authority to interpret and construe any and all provisions of the Plan and any Agreements, determine eligibility to participate in the Plan, adopt rules and regulations for administering the Plan, adjudicate and determine all disputes arising under or in connection with the Plan, determine whether a particular item is included in “Compensation,” and make all other determinations deemed necessary or advisable for administering the Plan. Decisions, actions and determinations by the Committee with respect to the Plan or any Agreement shall be final, conclusive and binding on all parties. Except to the extent prohibited by applicable law or the rules of a stock exchange, the Committee may, in its discretion, from time to time, delegate all or any part of its responsibilities and powers under the Plan to any member or members of the management of the Company, and revoke any such delegation.

7.03          Appointment

The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, on the Committee. The Committee may select one member as its Chair and shall hold its meetings at such times and places as it shall deem advisable. It may also hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan or any Agreement in the manner and to the extent the Committee determines to be desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

ARTICLE VIII

MISCELLANEOUS

8.01          Designation of Beneficiary

(a)            A Participant may file with the Committee a written designation of a Beneficiary who is to receive any Common Stock and/or cash from the Participant’s Account in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Common Stock and cash. Unless a Participant’s written Beneficiary designation states otherwise, the designated Beneficiary shall also be entitled to receive any cash from the Participant’s Account in the event of such Participant’s death prior to exercise of his Option.

(b)            A Participant’s designation of Beneficiary may be changed by the Participant at any time by written notice to the Committee. In the event of the death of a Participant and in the absence of a valid Beneficiary designation under the Plan at the time of such Participant’s death, the Company shall deliver the shares and/or cash to which the deceased Participant was entitled under the Plan to the executor or administrator of the estate of such Participant. If no such executor or administrator has been appointed as can be determined by the Committee, the Company shall deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Committee may designate. Any such delivery or payment shall be a complete discharge of the obligations and liabilities of the Company, the Subsidiaries, the Committee and the Board under the Plan.

8.02          Transferability

Neither payroll deductions credited to the Participant’s Account nor any rights with regard to the exercise of an Option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way other than by will, the laws of descent and distribution, or as provided under Section 8.01. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Article VI.

8.03          Conditions Upon Issuance of Shares

(a)            If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Common Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock hereunder, no Option may be exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(b)            If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option is or may be in the circumstances unlawful, contravene the requirements of any stock exchange, or result in the imposition of excise taxes on the Company or any Subsidiary under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to shares of Common Stock or Options and the right to exercise any Option shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Subsidiary.

(c)            The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Common Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. The certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

8.04          Participants Bound by Plan

By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

8.05          Use of Funds

All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

8.06          Amendment or Termination

The Board may terminate, discontinue, amend or suspend the Plan at any time, with or without notice to Participants. No such termination or amendment of the Plan may materially adversely affect the existing rights of any Participant with respect to any outstanding Option previously granted to such Participant, without the consent of such Participant, except for any amendment or termination permitted by Section 5.04. In addition, no amendment of the Plan by the Board shall, without the approval of the shareholders of the Company, (i) increase the maximum number of shares that may be issued under the Plan or that any Participant may purchase under the Plan in any Offering Period, except pursuant to Section 5.04; (ii) change the class of employees eligible to receive Options under the Plan, except as provided by the Board pursuant to the last sentence of Section 7.01; or (iii) change the formula by which the Option Price is determined under the Plan.

8.07          No Employment Rights

The Plan does not, either directly or indirectly, create an independent right for the benefit of any employee or class of employees to purchase any shares of Common Stock under the Plan. In addition, the Plan does not create in any employee or class of employees any right with respect to continuation of employment by the Company or any Subsidiary, and the Plan shall not be deemed to interfere in any way with the Company’s or any Subsidiary’s employment at will relationship with the employee and/or interfere in any way with the Company’s or any Subsidiary’s right to terminate, or otherwise modify, an employee’s employment at any time or for any or no reason.

8.08          Indemnification

No current or previous member of the Board, or the Committee, nor any officer or employee of the Company acting on behalf of the Board, or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan. All such members of the Board or the Committee and each and every officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation of the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation, or Bylaws, as a matter of law or otherwise.

8.09          Construction of Plan

Whenever the context so requires, the masculine shall include the feminine and neuter, and the singular shall also include the plural, and conversely. The words “Article” and “Section” herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

8.10          Term of Plan

Following the adoption of the Plan by the Board, and approval of the Plan by the shareholders of the Company who are present and represented at a special or annual meeting of the shareholders where a quorum is present, which approval must occur not earlier than one (1) year before, and not later than one (1) year after, the date the Plan is adopted by the Board, the Plan shall become effective on the Effective Date.

8.11          Unfunded Status of Plan

The Plan shall be an unfunded plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments, provided that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

8.12          Governing Law

The law of the State of New Jersey will govern all matters relating to the Plan except to the extent such law is superseded by the laws of the United States.

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If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, either on (i) Thursday, June 9, 2011 for shares in the 401k plan or (ii) Monday, June 13, 2011 for all other shares. Have your proxy card in hand when you call and then follow the instructions.

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1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000106551_1 R1.0.0.11699 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Thomas J. Russell, Ph.D 02 Reuben F. Richards, Jr. 03 Robert L. Bogomolny EMCORE CORPORATION ATTN: ALFREDO GOMEZ 10420 RESEARCH RD SE ALBUQUERQUE, NM 87123 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET-wwfw.proxywote.com Use tie Internet 1o transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EasternTime, eitheron (i) Thursday, June 9, 2011 for shares in the 401k plan or (ii) Monday, June 13,2011 foral other shares. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records andto create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would Ike B reduce the cosG incurred by our company in maSng proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electroncaHy via e-mail or the Internet. To sign up for electronic delivery, ptoasefolowthe instructions above D vote using the Internet and, when prompted, indicate teat you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE -1-800-690-6903 Use any teuch-tone telephone to transmit your voting instructions up unti 11:59 P.M. EasternTime, e*ier on 0) Thursday, June 9,2011 for shares in the 401k plan or [ii) Monday. June 13, 2011 for alloteer shares. Have your proxy card in hand when you call and then foflowthe instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-pad envelope we have provided or return it to Vote Processing, Wo Broad ridge. 51 Mercedes Way, Edgewood. NY 11717. The Board of Directors recommends you vote FOR proposals 2 through 6. For Against Abstain 2 To ratify the selection of KPMG LLP as EMCORE's independent registered public accounting firm for the fiscal year ending September 30, 2011. 3 To authorize a possible reverse split of EMCORE's common stock in the range from 2:1 to 10:1, in the discretion of the Board of Directors. 4 To approve certain amendments to EMCORE's 2010 Equity Incentive Plan, including an increase in the number of shares of common stock reserved for issuance. 5 To approve an increase in the number of shares of common stock reserved for issuance under EMCORE's 2000 Employee Stock Purchase Plan. 6 Advisory vote approving executive compensation of EMCORE's Named Executive Officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 7 Advisory vote on the frequency of advisory executive compensation votes. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000106551_2 R1.0.0.11699 EMCORE CORPORATION 10420 Research Road, SE Albuquerque, New Mexico 87123 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Reuben F. Richards, Jr., Hong Q. Hou and Mark Weinswig, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2011 Annual Meeting of Shareholders of the Company, to be held at 10:00 a.m. local time on Tuesday, June 14, 2011, at the Langham Hotel, 1401 South Oak Knoll Avenue, Pasadena, California 91106, or at any adjournments or postponements thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1), "FOR" THE RATIFICATION OF KPMG AS EMCORE'S INDEPENDENT AUDITORS IN PROPOSAL (2), "FOR" THE AUTHORIZATION OF A POSSIBLE REVERSE SPUT OF EMCORE'S COMMON STOCK IN PROPOSAL (3), "FOR" THE AMENDMENTS TO EMCORE'S 2010 EQUITY INCENTIVE PLAN IN PROPOSAL (4), "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER EMCORE'S 2000 EMPLOYEE STOCK PURCHASE PLAN IN PROPOSAL (5), "FOR" THE ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION IN PROPOSAL (6), FOR "1 YEAR" IN PROPOSAL (7), AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Continued and to be signed on reverse side